Exhibit 2


                    SETTLEMENT AGREEMENT AND MUTUAL RELEASES

         This SETTLEMENT AGREEMENT AND MUTUAL RELEASES (the "Agreement") is entered into by and among ESPERION THERAPEUTICS, INC., a Delaware corporation ("Esperion"), DURUS LIFE SCIENCES MASTER FUND, LTD., a Cayman Islands company (the "Fund"), SCOTT SACANE, a Connecticut resident ("Sacane"), DURUS CAPITAL MANAGEMENT, LLC, a Delaware limited liability company ("Durus"), and DURUS CAPITAL MANAGEMENT (N.A.), LLC, a Delaware limited liability company ("Durus N.A.") (collectively, the "Parties" and, singularly, a "Party").

         WHEREAS, the Fund has been a beneficial owner of 10% or more of the outstanding shares of Esperion's common stock (the "Common Stock") since June 17, 2002, was a beneficial owner of 10% or more of the Common Stock during the period from June 17, 2002 through July 24, 2003, and during such period engaged in the purchase and sale transactions in the Common Stock described in EXHIBIT A attached hereto (the "Subject Transactions");

         WHEREAS, the Subject Transactions have resulted in liability of one or more of the Fund, Sacane, Durus and Durus N.A. to Esperion under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         WHEREAS, on August 25, 2003, Esperion filed a lawsuit (the "Complaint") in the United States District Court, District of Connecticut (the "Court"), against the Fund, Sacane, Durus and Durus N.A., Case No. 03: CV-1437 (SRU) (the "Litigation"), seeking, among other things, disgorgement of profits pursuant to
Section 16(b) of the Exchange Act (the "Section 16(b) Liability");

         WHEREAS, the Fund, Sacane, Durus and Durus N.A., on the one hand, and Esperion, on the other hand, desire in this Agreement to fully and finally settle, resolve and specifically release each other from all claims arising out of or relating to the Subject Transactions on the terms set forth below, without the Fund giving up any of its rights to sue Sacane, Durus, Durus N.A. and any of their employees, officers, directors and members (collectively, the "Sacane Parties") for, among other things, the full amount of the Section 16(b) Liability owed by the Fund to Esperion;

         WHEREAS, the Fund presently owns 9,370,000 shares of Common Stock (the "Existing Shares"), which are subject to a certain Voting and Transfer Restriction Agreement, dated July 29, 2003, by and among Esperion, Sacane, Durus and Durus N.A. (the "Standstill Agreement") (a copy of which is attached hereto as EXHIBIT B);

         WHEREAS, the Parties agree that it is appropriate for the Fund to be free to tender the Existing Shares pursuant to the tender offer for Common Stock (as such tender offer may be extended or otherwise amended from time to time, the "Tender Offer") recently announced by Pfizer Inc. pursuant to the provisions of the Agreement and Plan of Merger by and among Pfizer Inc., Enzo Acquisition Corp. and Esperion dated as of December 19, 2003 (as such agreement may be amended from time to time, the "Merger Agreement") and/or to distribute any or all of the Existing Shares to the Master Fund's underlying investors; and

         WHEREAS, as part of this Agreement, in light of the good-faith negotiations between and among Esperion, the Fund, Sacane, Durus and Durus N.A., which have significantly curtailed the time and expense of the Litigation, Esperion, on one hand, and the Fund, Sacane, Durus and Durus N.A., on the other hand, have also resolved and compromised any claims that Esperion may have against the Fund, Sacane, Durus and Durus N.A. for additional relief, including, but not limited to, prejudgment interest, attorneys' fees, and equitable relief, arising out of or relating to the Subject Transactions.

         NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, it is hereby agreed by and among the Parties as follows:

1. APPROVAL OF AGREEMENT AND DISMISSAL WITH PREJUDICE OF THE COMPLAINT AGAINST ALL OF THE DEFENDANTS. The Parties agree to take all reasonable steps necessary to obtain Court approval of this Agreement as promptly as possible. In addition, Esperion hereby agrees to seek, and the Parties agree to take all reasonable steps to obtain as promptly as possible, Court approval of the dismissal of the Complaint with prejudice by filing a Stipulation of Dismissal (the "Stipulation of Dismissal") substantially in the form attached hereto as EXHIBIT C.

2. SETTLEMENT OBLIGATIONS. Within five (5) business days after the filing of the Stipulation of Dismissal, the Fund hereby agrees to deposit into an interest-bearing escrow account (the "Escrow Account") with Citibank, N.A. ("Citibank") the sum of $32,204,404.29, plus interest calculated from November 3, 2003 to the date of such deposit at the prevailing rate of interest payable by Citibank with respect to the Escrow Account (the "Settlement Fund"). Within five (5) business days after the Effective Date (as defined in paragraph 20 below), the Fund hereby agrees to cause the Settlement Fund plus all accrued interest thereon to be paid to Esperion. Esperion shall be responsible for all taxes on any interest accrued in the Escrow Account so long as the Settlement Fund is paid to Esperion pursuant to this Agreement. The obligations set forth in this paragraph together with the Fund's other obligations and those of Sacane, Durus and Durus N. A. hereunder may be referred to as the "Settlement Obligations."

3. ESPERION'S CONSENT TO PERMIT THE FUND TO TENDER AND/OR DISTRIBUTE THE EXISTING SHARES. Pursuant to Section 4.01 of the Standstill Agreement, Esperion hereby irrevocably and unconditionally consents to (i) the tender of the Existing Shares in connection with the Tender Offer and to the sale of the Existing Shares pursuant thereto or pursuant to any transaction under the Merger Agreement, and/or (ii) the distribution of any or all of the Existing Shares by the Master Fund to its shareholders, Durus Life Sciences Fund, LLC (the "Domestic Fund") and Durus Life Sciences International Fund Ltd. (the "Offshore Fund"), and the subsequent (a) tender of any or all of the Existing Shares by the Domestic Fund and/or the Offshore Fund in connection with the Tender Offer and to the sale of any or all of the Existing Shares pursuant thereto or pursuant to any transaction under the Merger Agreement and/or (b) distribution of any or all of the Existing Shares by the Domestic Fund to its members and/or by the Offshore Fund to its shareholders, who shall hold and may dispose of such Existing Shares free of the terms of the Standstill Agreement; provided, however, that any such tender or distribution by the Master Fund shall not occur prior to January 23, 2004.

4. NO ASSIGNMENT. The Parties represent and warrant that they have not assigned, transferred or conveyed to any other person or entity any claim or portion thereof or interest therein relating to any of the matters that are the subject of this Agreement, except to the extent that the execution by Esperion of the Merger Agreement may constitute such an assignment, transfer or conveyance.

5. SPECIFIC RELEASE OF THE FUND, SACANE, DURUS AND DURUS N.A. On the Effective Date, and subject to the accuracy of the representations and warranties made by one or more of the Fund, Sacane, Durus and Durus N.A. in paragraphs 8 and 9 below and to performance of the Settlement Obligations, Esperion, for itself and its subsidiaries, predecessor and successor corporations or entities, and any of their respective past, present and future investors, stockholders, partners, officers, directors, control persons, employees, agents, representatives and attorneys, and any and all other persons, firms, corporations and entities that could or might act on its behalf, does hereby fully, finally and forever release, remise, discharge and acquit the Fund, Sacane, Durus and Durus N.A. and their affiliates and subsidiaries, predecessor and successor corporations or entities, and any and all of their respective past, present and future managers, investors, shareholders, partners, officers, directors, control persons, employees, agents, representatives and attorneys, and any and all other persons, firms, corporations and entities that could or might be subject to the Section 16(b) Liability with respect to the Subject Transactions from and against any and all claims, actions, causes of action, debts, damages, demands, offsets, payments, costs, attorneys' fees, obligations of every kind and nature, rights, liabilities, charges, expenses, contracts, promises and agreements, other than those arising out of this Agreement, direct or indirect, regardless of the legal theory upon which they are based, whether known or unknown, now existing or arising at any time in the future, liquidated or unliquidated, arising out of or relating to the Subject Transactions. The Fund, Sacane, Durus and Durus N.A. hereby acknowledge that, if Esperion hereafter discovers facts relating to the Subject Transactions that would render any of the representations and warranties made in paragraphs 8 and 9 below untrue or incomplete in any respect, then the specific release provided by Esperion in this paragraph 5 shall be null and void but only to the extent of any such inaccuracy, and Esperion shall retain the right to seek payment from the Fund and/or any other parties, including the Sacane Parties, in an amount equal to any additional profits or other amounts (in excess of the amount paid as a part of the Settlement Obligations) alleged to be payable to Esperion by the Fund and/or any other parties.

6. SPECIFIC RELEASE OF ESPERION. On the Effective Date, each of the Fund, Sacane, Durus and Durus N.A., and its respective affiliates and subsidiaries, predecessor and successor corporations or entities, and any and all of its respective past, present and future investors, stockholders, partners, officers, directors, control persons, employees, agents, representatives and attorneys, and any and all other persons, firms, corporations and entities that could or might act of its behalf, does hereby fully, finally and forever release, remise, discharge and acquit Esperion, its affiliates and subsidiaries, predecessor and successor corporations or entities, and any and all of their respective past, present and future investors, stockholders, partners, officers, directors, control persons, employees, agents, representatives and attorneys, and any and all other persons, firms, corporations and entities that could or might act on its behalf from and against any and all claims, actions, causes of action, debts, damages, demands, offsets, payments, costs, attorneys' fees, obligations of every kind and nature, rights, liabilities, charges, expenses, contracts, promises and agreements, other than those arising out of this Agreement, direct or indirect, regardless of the legal theory upon which they are based, whether known or unknown, now existing or arising at any time in the future, liquidated or unliquidated, arising out of or relating to the Subject Transactions.

7. EXTINGUISHMENT OF ALL CLAIMS. Without limiting the generality of the releases in paragraph 5 above, and subject to the accuracy of the representations and warranties made by one or more of the Fund, Sacane, Durus and Durus N.A. in paragraphs 8 and 9 below, the Fund's performance of the Settlement Obligations shall extinguish all liability of the Fund and the Sacane Parties to Esperion and shall also extinguish the Section 16(b) Liability of any other person or entity, including the Sacane Parties, arising out of or relating to the Subject Transactions.

8. REPRESENTATIONS. The Fund represents that as of the date of this Agreement the Fund has made all required filings under Sections 13(d) and 16(a) of the Exchange Act with respect to the Common Stock and any and all other equity securities of Esperion (the "SEC Filings"), and that such SEC Filings have reported all transactions required to be reported by the Fund in the Common Stock and any and all other equity securities of Esperion, including derivative securities; that such transactions constitute the Subject Transactions; and that the information contained in such SEC Filings regarding the Subject Transactions is complete and accurate in all material respects.

9. WARRANTY OF CAPACITY TO EXECUTE AGREEMENT. The Parties represent and warrant that they have the legal power and authority to enter into and bind the Parties to the terms and conditions contained in this Agreement.

10. VOLUNTARY AND KNOWING EXECUTION OF AGREEMENT. The Parties acknowledge that, before executing this Agreement, they have been advised to consult with counsel, have been given the opportunity to consult with counsel, have in fact sought and received advice from counsel of their own choosing, and have been fully advised of their rights under law. The Parties further acknowledge that they have reviewed this Agreement in its entirety, understand it and voluntarily execute it.

11. LIMITED RELEASE. For the avoidance of any doubt, nothing in this Agreement shall be construed as a release by the Fund of any party other than Esperion, including the Sacane Parties, nor shall this Agreement impair in any way the right of the Fund, Durus Life Sciences Fund, LLC and Durus Life Sciences International Fund Ltd., or any of their respective investors, from asserting any claims in law or equity against any of the Sacane Parties. For the avoidance of any doubt, nothing in this Agreement shall be construed as a release by the Sacane Parties of any party other than Esperion, including the Fund, the Domestic Fund and the Offshore Fund, nor shall this Agreement impair in any way the right of any of the Sacane Parties from asserting any claims in law or equity against any of the Fund, the Domestic Fund and the Offshore Fund.

12. CONSTRUCTION. The Parties agree that, in the event of any dispute concerning the interpretation or construction of this Agreement, no presumption shall exist with respect to the Party initially drafting the Agreement. All Parties agree that they have had ample opportunity to influence the choice of language and the terms in this Agreement.

13. SUFFICIENCY OF CONSIDERATION. Other than the satisfaction of the Settlement Obligations and the other terms set forth in this Agreement, the Fund, Sacane, Durus and Durus N.A., on the one hand, and Esperion, on the other hand, each acknowledge and agree that no additional consideration is required or owing to the other arising out of or relating to the Subject Transactions, and that sufficient consideration has passed between them by virtue of this Agreement to render this Agreement, including the releases herein, valid and enforceable.

14. DUTY TO EFFECTUATE. The Parties agree to perform any lawful additional acts, including the execution of additional agreements, as are reasonably necessary to effectuate the purposes of this Agreement.

15. ENTIRE AGREEMENT. Except for those agreements expressly referenced herein, this Agreement constitutes the complete, final and exclusive embodiment of the entire agreement among the Parties with regard to the subject matter hereof. This Agreement is entered into without reliance on any promise or representation, written or oral, other than those expressly contained or referenced herein. The Agreement may not be modified except in a writing signed by the Party to be charged.

16. HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall bind the heirs, personal representatives, successors, assigns, executors and administrators of each Party, and inure to the benefit of each Party, its heirs, personal representatives, successors, assigns, executors and administrators.

17. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the State of Delaware without giving effect to the conflicts or choice of law provisions thereof.

18. SEVERABILITY. If any provision of this Agreement is determined to be invalid, void or unenforceable, in whole or in part, this determination will not affect any other provision of this Agreement, and the provision in question shall be modified so as to be rendered valid and enforceable.

19. ENFORCEMENT ACCORDING TO TERMS. The Parties intend this Agreement to be enforced according to its terms. Nothing in this Agreement shall be construed to give any rights to any third parties to enforce the terms of this Agreement, except that third parties who are intended beneficiaries of the release of claims against them contained in paragraphs 5 and 6 hereof shall be entitled to enforce such releases.

20. EFFECTIVE DATE. The "Effective Date" means the date on which the Court's order, following such notice and hearing as the Court may direct, approving the Stipulation of Dismissal (the "Order") becomes Final. "Final" means the later of: (i) if there is no appeal, then the expiration of the time for the filing or noticing of any appeal from the Order (I.E., 30 days from entry of the Order); or (ii) if there is an appeal, then the date on which the Stipulation of

Dismissal, which has not been altered, amended or modified in any respect by any court without the express written consent of the Parties, is no longer subject to any further judicial review or appeal whatsoever, whether by reason of affirmance by a court of last resort, lapse of time, voluntary dismissal of the appeal or otherwise. For purposes of this paragraph, an "appeal" shall include any request for reargument or reconsideration or petition for a writ of certiorari or other writ or request by a stockholder of Esperion to contest the terms of this Agreement that may be filed or submitted in connection with approval or disapproval of this Agreement, or any appeal therefrom.

21. WAIVER. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of this Agreement, except by a written instrument signed by the Party charged with the waiver or estoppel; no written waiver shall be deemed a continuing waiver unless specifically stated therein; and the written waiver shall operate only as to the specific term or condition waived, and not for the future or as to any other act than that specifically waived.

22. COUNTERPARTS. This Agreement may be executed in one or more counterparts, any of which need not contain the signatures of more than one Party, but all signed counterparts taken together shall constitute one and the same instrument. A facsimile signature shall be deemed as valid as an original signature.

23. PARAGRAPH HEADINGS. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

24. PRESS RELEASE DISCLOSURE. Prior to issuing any press release concerning this Agreement and/or the Subject Transactions, the Party proposing to make such press release shall provide an advance copy to the other Parties and shall obtain the consent of the other Parties, which shall not be withheld unreasonably, to issue such press release.

        IN WITNESS WHEREOF, the Parties have duly authorized and caused this Agreement to be executed as follows:

ESPERION THERAPEUTICS, INC.

By:    /s/ Tim Mayleben
   --------------------------------------------------

Name:  Tim Mayleben
     ------------------------------------------------

Title: Chief Operating Officer & CFO
      -----------------------------------------------

Date:  1-07-04
     ------------------------------------------------

DURUS LIFE SCIENCES MASTER FUND, LTD.

By:    /s/ Leslie L. Lake
   --------------------------------------------------

Name:  Leslie L. Lake
     ------------------------------------------------

Title: Director
      -----------------------------------------------

Date:  01/07/04
     ------------------------------------------------


SCOTT SACANE

By:    /s/ Scott Sacane
   --------------------------------------------------

Name:  Scott Sacane
     ------------------------------------------------

Title: Managing Member
      -----------------------------------------------

Date:  01/07/04
     ------------------------------------------------


DURUS CAPITAL MANAGEMENT, LLC

By:    /s/ Scott Sacane
   --------------------------------------------------

Name:  Scott Sacane
     ------------------------------------------------

Title: Managing Member
      -----------------------------------------------

Date:  01/07/04
     ------------------------------------------------


DURUS CAPITAL MANAGEMENT (N.A.), LLC

By:    /s/ Scott Sacane
   --------------------------------------------------

Name:  Scott Sacane
     ------------------------------------------------

Title: Managing Member
      -----------------------------------------------

Date:  01/07/04
     ------------------------------------------------


                                                       EXHIBIT A
                                                 SUBJECT TRANSACTIONS

                                                                   TOTAL          PERCENTAGE OF
                           NUMBER         SHARE     CUMULATIVE   OUTSTANDING      OUTSTANDING
    DATE       TRANS      OF SHARES       PRICE       SHARES       SHARES            SHARES                SOLD

 6/18/2002    Purchase      10,100      $4.7146     2,950,564    29,238,569    10.091342021560600%           0
 6/18/2002    Purchase       6,500      $4.7094     2,957,064    29,238,569    10.113572931698500%           0
 6/19/2002    Purchase       4,400      $4.8723     2,961,464    29,238,569    10.128621547791900%           0
 6/19/2002    Purchase         800      $5.0075     2,962,264    29,238,569    10.131357659808900%           0
 6/19/2002    Purchase       2,800      $4.8414     2,965,064    29,238,569    10.140934051868300%           0
 6/20/2002    Purchase       7,200      $4.7596     2,972,264    29,238,569    10.165559060021000%           0
 6/21/2002    Purchase       8,400      $4.7164     2,980,664    29,238,569    10.194288236199200%           0
 6/21/2002    Purchase       5,000      $4.8200     2,985,664    29,238,569    10.211388936305300%           0
 6/24/2002    Purchase       2,000      $4.7400     2,987,664    29,238,569    10.218229216347800%           0
 6/24/2002    Purchase       6,100      $4.7139     2,993,764    29,238,569    10.239092070477200%           0
 6/25/2002    Purchase      19,000      $4.7463     3,012,764    29,238,569    10.304074730880300%           0
 6/25/2002    Purchase       2,000      $4.5776     3,014,764    29,238,569    10.310915010922700%           0
 6/25/2002    Purchase         500      $4.8098     3,015,264    29,238,569    10.312625080933300%           0
 6/27/2002    Purchase       5,000      $4.8500     3,020,264    29,238,569    10.329725781039400%           0
 6/27/2002    Purchase      25,000      $4.7600     3,045,264    29,238,569    10.415229281569800%           0
 6/27/2002    Purchase       5,000      $4.8500     3,050,264    29,238,569    10.432329981675900%           0
 6/27/2002    Purchase       4,000      $4.7893     3,054,264    29,238,569    10.446010541760800%           0
 6/27/2002    Purchase       5,000      $4.8500     3,059,264    29,238,569    10.463111241866900%           0
 6/28/2002    Purchase      13,895      $5.2054     3,073,159    29,238,569    10.510634087461700%           0
 6/28/2002    Purchase       1,100      $4.7136     3,074,259    29,238,569    10.514396241485000%           0
  7/1/2002    Purchase      11,600      $5.3131     3,085,859    29,238,569    10.554069865731100%           0
  7/1/2002    Purchase      10,900      $5.2744     3,096,759    29,238,569    10.591349391962400%           0
  7/2/2002    Purchase      14,200      $5.1369     3,110,959    29,238,569    10.639915380263700%           0
  7/2/2002    Purchase      17,000      $5.2156     3,127,959    29,238,569    10.698057760624300%           0
  7/2/2002    Purchase       5,100      $5.1280     3,133,059    29,238,569    10.715500474732500%           0
  7/3/2002    Purchase      16,000      $4.9481     3,149,059    29,238,569    10.770222715072000%           0
  7/3/2002    Purchase      24,000      $4.9951     3,173,059    29,238,569    10.852306075581200%           0
  7/3/2002    Purchase      10,000      $5.1000     3,183,059    29,238,569    10.886507475793400%           0
  7/5/2002    Purchase      10,900      $5.0420     3,193,959    29,238,569    10.923787002024600%           0
  7/5/2002    Purchase       4,200      $5.0355     3,198,159    29,238,569    10.938151590113700%           0
  7/5/2002    Purchase       5,000      $5.0800     3,203,159    29,238,569    10.955252290219800%           0
  7/8/2002    Purchase       5,000      $5.1000     3,208,159    29,238,569    10.972352990325900%           0
  7/8/2002    Purchase       2,000      $5.0100     3,210,159    29,238,569    10.979193270368300%           0
  7/9/2002    Purchase       5,000      $5.0800     3,215,159    29,238,569    10.996293970474400%           0
  7/9/2002    Purchase       4,300      $5.0212     3,219,459    29,238,569    11.011000572565600%           0
  7/9/2002    Purchase       5,200      $5.0208     3,224,659    29,238,569    11.028785300676000%           0
 7/10/2002    Purchase       7,500      $5.0200     3,232,159    29,238,569    11.054436350835100%           0
 7/10/2002    Purchase       6,000      $4.9833     3,238,159    29,238,569    11.074957190962400%           0
 7/10/2002    Purchase      14,700      $4.9820     3,252,859    29,238,569    11.125233249274300%           0
 7/11/2002    Purchase       5,471      $4.9291     3,258,330    29,238,569    11.143944835330300%           0
 7/11/2002    Purchase       9,600      $4.9455     3,267,930    29,238,569    11.176778179534000%           0
 7/12/2002    Purchase       4,170      $4.9600     3,272,100    29,238,569    11.191040163422500%           0
 7/12/2002    Purchase       2,500      $4.9200     3,274,600    29,238,569    11.199590513475500%           0
 7/12/2002    Purchase       2,600      $4.9223     3,277,200    29,238,569    11.208482877530700%           0
 7/15/2002    Purchase       2,000      $4.9200     3,279,200    29,238,569    11.215323157573100%           0
 7/15/2002    Purchase       2,100      $4.9152     3,281,300    29,238,569    11.222505451617700%           0
 7/16/2002    Purchase       1,000      $4.9700     3,282,300    29,238,569    11.225925591638900%           0
 7/16/2002    Purchase       3,700      $4.9100     3,286,000    29,238,569    11.238580109717400%           0
 7/17/2002    Purchase       5,000      $5.1500     3,291,000    29,238,569    11.255680809823500%           0
 7/17/2002    Purchase       7,500      $5.1900     3,298,500    29,238,569    11.281331859982600%           0
 7/17/2002    Purchase       5,000      $5.2400     3,303,500    29,238,569    11.298432560088700%           0
 7/17/2002    Purchase         100      $4.9600     3,303,600    29,238,569    11.298774574090800%           0
 7/18/2002    Purchase       5,000      $5.0500     3,308,600    29,238,569    11.315875274196900%           0
 7/18/2002    Purchase      10,000      $5.1508     3,318,600    29,238,569    11.350076674409100%           0
 7/19/2002    Purchase       5,000      $4.8900     3,323,600    29,238,569    11.367177374515100%           0
 7/19/2002    Purchase       3,000      $4.9000     3,326,600    29,238,569    11.377437794578800%           0
 7/19/2002    Purchase      23,200      $4.9287     3,349,800    29,238,569    11.456785043071000%           0
 7/22/2002    Purchase       7,500      $4.9000     3,357,300    29,238,569    11.482436093230100%           0
 7/22/2002    Purchase       1,000      $4.7200     3,358,300    29,238,569    11.485856233251400%           0
 7/22/2002    Purchase       1,000      $4.6878     3,359,300    29,238,569    11.489276373272600%           0
 7/23/2002    Purchase       8,880      $4.6650     3,368,180    29,238,569    11.519647216661000%           0
 7/23/2002    Purchase       5,000      $4.7000     3,373,180    29,238,569    11.536747916767100%           0
 7/23/2002    Purchase      18,700      $4.6572     3,391,880    29,238,569    11.600704535163800%           0
 7/24/2002    Purchase      14,000      $4.8155     3,405,880    29,238,569    11.648586495460800%           0
 7/24/2002    Purchase       3,500      $4.7106     3,409,380    29,238,569    11.660556985535100%           0
 7/25/2002    Purchase         726      $4.6089     3,410,106    29,238,569    11.663040007190500%           0
 7/25/2002    Purchase      40,000      $4.3000     3,450,106    29,238,569    11.799845608039200%       40000








 7/25/2002    Purchase      11,400      $4.5652     3,461,506    29,238,569    11.838835204281000%        4600

 7/26/2002    Purchase       5,000      $4.7600     3,466,506    29,238,569    11.855935904387100%           0
 7/26/2002    Purchase       3,000      $4.7533     3,469,506    29,238,569    11.866196324450800%           0
 7/26/2002    Purchase         100      $4.7250     3,469,606    29,238,569    11.866538338452900%           0
 7/29/2002    Purchase       2,200      $5.0745     3,471,806    29,238,569    11.874062646499600%           0
 7/30/2002    Purchase       2,400      $4.9125     3,474,206    29,238,569    11.882270982550500%           0
 7/30/2002    Purchase         200      $5.0250     3,474,406    29,238,569    11.882955010554700%           0
 7/31/2002    Purchase       5,000      $5.0000     3,479,406    29,268,045    11.888071102801700%           0
 7/31/2002    Purchase      10,079      $4.7720     3,489,485    29,268,045    11.922507977557100%           0
 7/31/2002    Purchase       3,200      $4.7615     3,492,685    29,268,045    11.933441403414500%           0
 7/31/2002    Purchase       5,000      $5.0000     3,497,685    29,268,045    11.950524881316800%           0
  8/1/2002    Purchase         315      $4.9890     3,498,000    29,268,045    11.951601140424700%           0
  8/2/2002    Purchase       3,000      $4.8400     3,501,000    29,268,045    11.961851227166000%           0
  8/2/2002    Purchase       1,500      $4.7257     3,502,500    29,268,045    11.966976270536700%           0
  8/2/2002    Purchase       3,000      $4.8400     3,505,500    29,268,045    11.977226357278000%           0
  8/5/2002    Purchase         200      $4.5800     3,505,700    29,268,045    11.977909696394100%           0
  8/5/2002    Purchase         300      $4.6417     3,506,000    29,268,045    11.978934705068300%           0
  8/6/2002    Purchase         200      $4.8300     3,506,200    29,268,045    11.979618044184400%           0
  8/7/2002    Purchase       2,000      $4.7400     3,508,200    29,268,045    11.986451435345300%           0
  8/7/2002    Purchase         400      $4.7150     3,508,600    29,268,045    11.987818113577500%           0
  8/8/2002    Purchase       1,000      $4.7500     3,509,600    29,268,045    11.991234809157900%           0
  8/8/2002    Purchase         200      $4.7400     3,509,800    29,268,045    11.991918148274000%           0
  8/9/2002    Purchase       5,000      $4.6700     3,514,800    29,268,045    12.009001626176300%           0
  8/9/2002    Purchase       1,400      $4.5732     3,516,200    29,268,045    12.013784999988900%           0
 8/13/2002    Purchase       5,000      $4.4500     3,521,200    29,268,045    12.030868477891200%        5000


 8/13/2002    Purchase       5,700      $4.5076     3,526,900    29,268,045    12.050343642699700%        5700
 8/15/2002    Purchase       1,000      $4.9700     3,527,900    29,268,045    12.053760338280200%           0
 8/15/2002    Purchase       1,000      $4.9639     3,528,900    29,268,045    12.057177033860600%           0
 8/15/2002    Purchase       2,500      $4.8500     3,531,400    29,268,045    12.065718772811800%           0
 8/16/2002    Purchase       1,817      $5.0398     3,533,217    29,268,045    12.071926908681500%           0
 8/16/2002    Purchase       1,000      $5.0600     3,534,217    29,268,045    12.075343604261900%           0
 8/16/2002    Purchase         100      $5.1450     3,534,317    29,268,045    12.075685273820000%           0
 8/19/2002    Purchase       8,500      $5.0200     3,542,817    29,268,045    12.104727186253800%           0
 8/19/2002    Purchase       5,000      $5.0100     3,547,817    29,268,045    12.121810664156100%           0
 8/19/2002    Purchase       5,000      $5.0100     3,552,817    29,268,045    12.138894142058300%           0
 8/21/2002    Purchase       5,000      $5.5200     3,557,817    29,268,045    12.155977619960600%           0
 8/21/2002    Purchase       1,550      $5.1787     3,559,367    29,268,045    12.161273498110300%           0
 8/21/2002    Purchase       3,500      $5.4749     3,562,867    29,268,045    12.173231932641900%           0
 8/21/2002    Purchase       5,000      $5.5200     3,567,867    29,268,045    12.190315410544200%           0
 8/22/2002    Purchase       1,500      $5.7080     3,569,367    29,268,045    12.195440453914800%           0
 8/23/2002    Purchase       7,971      $5.8105     3,577,338    29,268,045    12.222674934386600%           0
 8/23/2002    Purchase      17,600      $5.7708     3,594,938    29,268,045    12.282808776602600%           0
 8/26/2002    Purchase      10,000      $5.7285     3,604,938    29,268,045    12.316975732407100%           0
 8/26/2002    Purchase       5,000      $5.7270     3,609,938    29,268,045    12.334059210309400%           0
 8/27/2002    Purchase       5,000      $5.6500     3,614,938    29,268,045    12.351142688211700%           0
 8/27/2002    Purchase      11,493      $5.6333     3,626,431    29,268,045    12.390410770517800%           0
 8/27/2002    Purchase       4,000      $5.5500     3,630,431    29,268,045    12.404077552839600%           0
 8/27/2002    Purchase       4,200      $5.6512     3,634,631    29,268,045    12.418427674277500%           0
 8/27/2002    Purchase       5,000      $5.6500     3,639,631    29,268,045    12.435511152179800%           0
 8/28/2002    Purchase       5,000      $5.6440     3,644,631    29,268,045    12.452594630082100%           0
 8/28/2002    Purchase       9,100      $5.6288     3,653,731    29,268,045    12.483686559864200%           0
 8/29/2002    Purchase       1,000      $5.6300     3,654,731    29,268,045    12.487103255444600%           0
 8/29/2002    Purchase       2,900      $5.6281     3,657,631    29,268,045    12.497011672627900%           0
 8/30/2002    Purchase       5,000      $6.2300     3,662,631    29,268,045    12.514095150530200%           0
 8/30/2002    Purchase       5,200      $5.6433     3,667,831    29,268,045    12.531861967548600%           0
 8/30/2002    Purchase       5,000      $6.2300     3,672,831    29,268,045    12.548945445450800%           0
 8/30/2002    Purchase      10,400      $5.5963     3,683,231    29,268,045    12.584479079487500%           0
 8/30/2002    Purchase       5,000      $6.2300     3,688,231    29,268,045    12.601562557389800%           0
  9/3/2002    Purchase      22,000      $5.8623     3,710,231    29,268,045    12.676729860159800%           0
  9/3/2002    Purchase       5,000      $5.9500     3,715,231    29,268,045    12.693813338062000%           0
  9/3/2002    Purchase      28,400      $5.8358     3,743,631    29,268,045    12.790847492546900%           0
  9/3/2002    Purchase      25,000      $5.8500     3,768,631    29,268,045    12.876264882058200%           0
  9/4/2002    Purchase       7,500      $5.9500     3,776,131    29,268,045    12.901890098911600%           0
  9/4/2002    Purchase       5,100      $5.8180     3,781,231    29,268,045    12.919315246371900%           0
  9/4/2002    Purchase       5,000      $5.7550     3,786,231    29,268,045    12.936398724274200%           0
  9/5/2002    Purchase       5,500      $6.0300     3,791,731    29,268,045    12.955190549966700%           0
  9/5/2002    Purchase       5,000      $6.0700     3,796,731    29,268,045    12.972274027869000%           0
  9/6/2002    Purchase       7,500      $5.9400     3,804,231    29,268,045    12.997899244722400%           0
  9/6/2002    Purchase      12,000      $5.9221     3,816,231    29,268,045    13.038899591687800%           0
  9/6/2002    Purchase      25,800      $5.9380     3,842,031    29,268,045    13.127050337663500%           0
  9/9/2002    Purchase       4,300      $5.7856     3,846,331    29,268,045    13.141742128659400%           0
  9/9/2002    Purchase      44,300      $5.7825     3,890,631    29,268,045    13.293101742873500%           0
 9/10/2002    Purchase     175,000      $5.3000     4,065,631    29,268,045    13.891023469452800%           0
 9/10/2002    Purchase       3,200      $5.7788     4,068,831    29,268,045    13.901956895310200%           0
 9/10/2002    Purchase      13,100      $5.7628     4,081,931    29,268,045    13.946715607414200%           0
 9/10/2002    Sell           7,400      $5.6422     4,074,531    29,268,045    13.921432060118800%        7400
 9/11/2002    Purchase       5,000      $5.8800     4,079,531    29,268,045    13.938515538021100%           0
 9/11/2002    Purchase       8,890      $5.6269     4,088,421    29,268,045    13.968889961731300%           0
 9/11/2002    Purchase       5,000      $5.8800     4,093,421    29,268,045    13.985973439633600%           0
 9/11/2002    Purchase      30,200      $5.6517     4,123,621    29,268,045    14.089157646163200%           0
 9/12/2002    Purchase      18,600      $5.6642     4,142,221    29,268,045    14.152708183959700%           0
 9/12/2002    Sell           2,800      $5.5948     4,139,421    29,268,045    14.143141436334400%        2800

 9/12/2002    Purchase       5,000      $5.8000     4,144,421    29,268,045    14.160224914236700%           0
 9/12/2002    Purchase      26,600      $5.6501     4,171,021    29,268,045    14.251109016676700%           0
 9/13/2002    Purchase       8,500      $5.7506     4,179,521    29,268,045    14.280150929110600%           0
 9/13/2002    Sell           1,100      $5.6098     4,178,421    29,268,045    14.276392563972100%        1100
 9/13/2002    Purchase       5,000      $6.0800     4,183,421    29,268,045    14.293476041874300%           0
 9/13/2002    Purchase       7,600      $5.8113     4,191,021    29,268,045    14.319442928285800%           0
 9/16/2002    Purchase      10,000      $5.9171     4,201,021    29,268,045    14.353609884090300%           0
 9/16/2002    Sell           2,700      $5.8765     4,198,321    29,268,045    14.344384806023100%        2700
 9/16/2002    Purchase      32,900      $5.9398     4,231,221    29,268,045    14.456794090620000%           0
 9/17/2002    Purchase      13,600      $5.8134     4,244,821    29,268,045    14.503261150514200%           0
 9/17/2002    Sell           1,500      $5.7858     4,243,321    29,268,045    14.498136107143500%        1500
 9/17/2002    Purchase       5,700      $5.8538     4,249,021    29,268,045    14.517611271952100%           0
 9/18/2002    Purchase       5,100      $5.7984     4,254,121    29,268,045    14.535036419412400%           0
 9/18/2002    Sell             200      $5.7449     4,253,921    29,268,045    14.534353080296300%         200
 9/18/2002    Purchase       8,000      $5.7948     4,261,921    29,268,045    14.561686644939900%           0
 9/19/2002    Purchase       5,000      $5.8000     4,266,921    29,268,045    14.578770122842200%           0
 9/19/2002    Purchase      15,900      $5.7987     4,282,821    29,268,045    14.633095582571400%           0
 9/19/2002    Purchase       5,000      $5.8000     4,287,821    29,268,045    14.650179060473600%           0
 9/19/2002    Purchase      49,125      $5.7350     4,336,946    29,268,045    14.818024230863400%           0
 9/20/2002    Purchase      10,000      $5.9000     4,346,946    29,268,045    14.852191186667900%           0
 9/20/2002    Purchase      20,000      $5.9000     4,366,946    29,268,045    14.920525098277000%           0
 9/20/2002    Purchase      17,700      $5.8382     4,384,946    29,268,045    14.981000610051000%           0
 9/20/2002    Sell          12,800      $5.7848     4,371,646    29,268,045    14.937266906621200%       12800
 9/20/2002    Purchase      16,700      $5.8145     4,388,546    29,268,045    14.994325722814800%           0
 9/23/2002    Purchase      63,735      $5.6917     4,452,281    29,268,045    15.212088815634900%           0
 9/23/2002    Purchase       2,900      $5.8238     4,455,181    29,268,045    15.221997232818200%           0
 9/23/2002    Purchase      26,200      $5.7422     4,481,381    29,268,045    15.311514657026100%           0
 9/24/2002    Purchase      21,600      $5.7595     4,502,981    29,268,045    15.385315281563900%           0
 9/24/2002    Purchase      26,000      $5.7817     4,528,981    29,268,045    15.474149366655700%           0
 9/25/2002    Purchase       9,800      $5.8235     4,538,781    29,268,045    15.507632983344100%           0
 9/25/2002    Sell           3,200      $5.7798     4,535,581    29,268,045    15.496699557486700%        3200
 9/25/2002    Purchase         600      $5.9300     4,536,181    29,268,045    15.498749574834900%           0
 9/25/2002    Purchase       8,500      $5.9060     4,544,681    29,268,045    15.527791487268800%           0
 9/26/2002    Purchase         600      $5.8550     4,545,281    29,268,045    15.529841504617100%           0
 9/26/2002    Purchase      15,300      $5.8679     4,560,581    29,268,045    15.582116946998000%           0
 9/27/2002    Purchase       8,500      $5.7499     4,569,081    29,268,045    15.611158859431800%           0
 9/27/2002    Purchase      12,500      $5.7401     4,581,581    29,268,045    15.653867554187500%           0
 9/30/2002    Purchase       6,000      $5.6682     4,587,581    29,268,045    15.674367727670200%           0
 9/30/2002    Sell           9,400      $5.6694     4,578,181    29,268,045    15.642250789214000%        9400
 9/30/2002    Purchase      29,700      $5.6897     4,607,881    29,268,045    15.743726647953400%           0
 10/1/2002    Purchase       8,500      $5.6944     4,616,381    29,268,045    15.772768560387300%           0
 10/2/2002    Purchase       3,700      $5.6168     4,620,081    29,268,045    15.785410334035000%           0
 10/2/2002    Purchase      11,600      $5.6155     4,631,681    29,268,045    15.825044002768200%           0
 10/3/2002    Purchase       9,100      $5.5263     4,640,781    29,268,045    15.856135932550300%           0
 10/4/2002    Purchase      12,170      $5.4805     4,652,951    29,268,045    15.897717117764400%           0
 10/4/2002    Purchase      10,700      $5.4663     4,663,651    29,268,045    15.934275760475300%           0
 10/7/2002    Purchase      27,677      $5.4411     4,691,328    29,268,045    16.028839644055500%           0
 10/7/2002    Purchase      20,300      $5.4186     4,711,628    29,268,045    16.098198564338700%           0
 10/8/2002    Purchase       5,800      $5.3643     4,717,428    29,268,045    16.118015398705300%           0
 10/8/2002    Sell             300      $5.3998     4,717,128    29,268,045    16.116990390031200%         300
 10/8/2002    Purchase       2,200      $5.4559     4,719,328    29,268,045    16.124507120308200%           0
 10/9/2002    Purchase       7,700      $5.4131     4,727,028    29,268,045    16.150815676277700%           0
 10/9/2002    Purchase      10,000      $5.3900     4,737,028    29,268,045    16.184982632082200%           0
 10/9/2002    Purchase       3,148      $5.3608     4,740,176    29,268,045    16.195738389769500%           0
 10/9/2002    Purchase       6,500      $5.3607     4,746,676    29,268,045    16.217946911042400%           0
10/10/2002    Purchase         600      $5.3767     4,747,276    29,268,045    16.219996928390700%           0
10/10/2002    Purchase         400      $5.3650     4,747,676    29,268,045    16.221363606622900%           0
10/11/2002    Purchase       9,000      $5.3772     4,756,676    29,268,045    16.252113866846900%           0
10/11/2002    Purchase      17,250      $5.3886     4,773,926    29,268,045    16.311051865609700%           0
10/11/2002    Purchase      10,200      $5.3805     4,784,126    29,268,045    16.345902160530400%           0
10/14/2002    Purchase       4,300      $5.3231     4,788,426    29,268,045    16.360593951526300%           0
10/14/2002    Purchase      27,500      $5.2392     4,815,926    29,268,045    16.454553079988800%           0
10/14/2002    Sell          12,100      $5.2448     4,803,826    29,268,045    16.413211063465300%       12100


10/15/2002    Purchase       9,100      $5.2308     4,812,926    29,268,045    16.444302993247400%         400
10/15/2002    Purchase      18,399      $5.2890     4,831,325    29,268,045    16.507166775232200%           0
10/15/2002    Purchase      17,000      $5.4400     4,848,325    29,268,045    16.565250600099900%           0
10/16/2002    Purchase      42,600      $5.2638     4,890,925    29,268,045    16.710801831827200%           0
10/16/2002    Purchase      37,000      $5.2414     4,927,925    29,268,045    16.837219568303900%           0
10/16/2002    Sell           1,800      $5.2248     4,926,125    29,268,045    16.831069516259100%        1800
10/17/2002    Purchase      18,700      $5.4137     4,944,825    29,268,045    16.894961723613600%           0
10/17/2002    Purchase      13,588      $5.3957     4,958,413    29,268,045    16.941387783160800%           0
10/17/2002    Purchase       2,500      $5.3600     4,960,913    29,268,045    16.949929522111900%           0
10/18/2002    Purchase      10,000      $5.6324     4,970,913    29,268,045    16.984096477916400%           0
10/18/2002    Purchase      12,100      $5.6490     4,983,013    29,268,045    17.025438494439900%           0
10/21/2002    Purchase      21,000      $5.6302     5,004,013    29,268,045    17.097189101629400%           0
10/21/2002    Purchase      15,500      $5.6610     5,019,513    29,268,045    17.150147883126500%           0
10/22/2002    Purchase      48,700      $5.3569     5,068,213    29,268,045    17.316540957894500%           0
10/22/2002    Purchase      30,000      $5.2500     5,098,213    29,268,045    17.419041825308100%       10700


10/22/2002    Purchase      10,000      $5.7000     5,108,213    29,268,045    17.453208781112600%           0
10/22/2002    Purchase      33,700      $5.4058     5,141,913    29,268,045    17.568351422173900%           0
10/22/2002    Purchase       5,000      $5.2850     5,146,913    29,268,045    17.585434900076200%           0
10/23/2002    Purchase       8,200      $5.4932     5,155,113    29,268,045    17.613451803835900%           0
10/23/2002    Purchase       5,200      $5.6273     5,160,313    29,268,045    17.631218620854200%           0
10/24/2002    Purchase      11,700      $5.7147     5,172,013    29,268,045    17.671193959145500%           0
10/25/2002    Purchase      11,000      $5.6788     5,183,013    29,268,045    17.708777610530500%           0
10/25/2002    Purchase       5,000      $5.7000     5,188,013    29,268,045    17.725861088432800%           0
10/28/2002    Purchase       2,700      $5.7198     5,190,713    29,268,045    17.735086166500000%        2700
10/28/2002    Purchase       1,754      $5.7323     5,192,467    29,268,045    17.741079050548100%        1754
10/29/2002    Purchase      13,200      $5.7183     5,205,667    29,268,045    17.786179432210100%       13200

10/29/2002    Purchase       1,500      $5.7400     5,207,167    29,268,045    17.791304475580800%        1500
10/30/2002    Purchase       7,000      $5.7288     5,214,167    29,268,045    17.815221344644000%        7000
10/30/2002    Purchase       5,000      $5.7500     5,219,167    29,268,045    17.832304822546200%        5000
10/30/2002    Purchase       1,450      $5.7586     5,220,617    29,268,045    17.837259031137900%         971

10/30/2002    Purchase       5,000      $5.7350     5,225,617    29,268,045    17.854342509040100%        5000
10/31/2002    Purchase       6,400      $5.8131     5,232,017    29,353,416    17.824218482782400%        6400
10/31/2002    Purchase      10,000      $5.8900     5,242,017    29,353,416    17.858286067965700%        3300
10/31/2002    Purchase       4,000      $5.8555     5,246,017    29,353,416    17.871913102039000%        4000

 11/1/2002    Purchase       8,000      $5.8225     5,254,017    29,353,416    17.899167170185600%        8000
 11/1/2002    Purchase      10,000      $5.9500     5,264,017    29,353,416    17.933234755368800%       10000
 11/1/2002    Purchase         500      $5.8300     5,264,517    29,353,416    17.934938134628000%         500
 11/4/2002    Purchase       3,000      $5.9150     5,267,517    29,353,416    17.945158410183000%        3000
 11/4/2002    Purchase       1,600      $5.9269     5,269,117    29,353,416    17.950609223812300%        1600
 11/5/2002    Purchase       1,000      $5.9500     5,270,117    29,353,416    17.954015982330600%        1000
 11/6/2002    Purchase       2,000      $6.0400     5,272,117    29,353,416    17.960829499367300%        2000
 11/7/2002    Purchase       5,188      $6.0739     5,277,305    29,353,416    17.978503762560400%        5188
 11/8/2002    Purchase       7,500      $6.0000     5,284,805    29,353,416    18.004054451447800%        7500
 11/8/2002    Purchase      12,350      $6.0213     5,297,155    29,353,416    18.046127919149200%       12350

11/11/2002    Purchase       9,400      $5.8434     5,306,555    29,353,416    18.078151449221400%        9400

11/11/2002    Purchase       8,500      $5.9206     5,315,055    29,353,416    18.107108896627200%        8500
11/12/2002    Purchase         700      $5.6300     5,315,755    29,353,416    18.109493627592100%         700
11/13/2002    Purchase       1,600      $6.1175     5,317,355    29,353,416    18.114944441219400%        1600

11/14/2002    Purchase       5,200      $6.2652     5,322,555    29,353,416    18.132659585514700%        5200
11/14/2002    Purchase       3,950      $6.2871     5,326,505    29,353,416    18.146116281662100%        3950


11/15/2002    Purchase      22,000      $6.3285     5,348,505    29,353,416    18.221064969065300%       22000




11/15/2002    Purchase       7,000      $6.4014     5,355,505    29,353,416    18.244912278693600%        7000
11/15/2002    Purchase       1,550      $6.3802     5,357,055    29,353,416    18.250192754397000%        1550

11/18/2002    Purchase       7,500      $6.4310     5,364,555    29,353,416    18.275743443284400%        7500
11/18/2002    Purchase       1,800      $6.3428     5,366,355    29,353,416    18.281875608617400%        1800

11/19/2002    Purchase       3,500      $6.4507     5,369,855    29,353,416    18.293799263431600%        3500
11/19/2002    Purchase       2,090      $6.3893     5,371,945    29,353,416    18.300919388734900%        2090
11/20/2002    Purchase       2,000      $6.2650     5,373,945    29,353,416     18.30773290577500%        2000

11/20/2002    Purchase       1,600      $6.3675     5,375,545    29,353,416    18.313183719400800%        1600
11/20/2002    Purchase       2,500      $6.7000     5,378,045    29,353,416    18.321700615696700%           0
11/21/2002    Purchase      12,900      $6.7097     5,390,945    29,353,416    18.365647800583100%           0
11/21/2002    Purchase       7,450      $6.6864     5,398,395    29,353,416    18.391028151544600%           0
11/21/2002    Purchase         500      $6.6850     5,398,895    29,353,416    18.392731530803800%           0
11/22/2002    Purchase       3,200      $6.6853     5,402,095    29,353,416    18.403633158062400%           0
11/22/2002    Purchase       3,285      $6.7107     5,405,380    29,353,416    18.414824359795100%           0
11/22/2002    Purchase         600      $6.7100     5,405,980    29,353,416    18.416868414906100%           0
11/25/2002    Purchase         818      $6.9021     5,406,798    29,353,416    18.419655143374100%           0
11/26/2002    Purchase      24,100      $6.8245     5,430,898    29,353,416    18.501758023665800%           0
11/26/2002    Purchase       4,500      $6.9011     5,436,398    29,353,416    18.517088436998300%           0
11/26/2002    Purchase         500      $6.9850     5,435,898    29,353,416    18.518791816257400%           0
11/27/2002    Purchase      15,000      $6.7105     5,450,898    29,353,416    18.569893194032300%           0
11/27/2002    Purchase       2,150      $6.6681     5,453,048    29,353,416    18.577217724846700%           0
11/29/2002    Purchase       1,000      $6.8880     5,454,048    29,353,416    18.580624483365100%           0
11/29/2002    Purchase       1,513      $6.8716     5,455,561    29,353,416    18.585778909003300%           0
 12/2/2002    Purchase      24,300      $6.5641     5,479,861    29,353,416    18.668563140998600%       16186


 12/2/2002    Purchase      19,100      $6.5596     5,498,961    29,353,416    18.733632228698700%       19100

 12/2/2002    Purchase       1,000      $6.4989     5,499,961    29,353,416    18.737038987217000%        1000

 12/3/2002    Purchase       3,800      $6.5387     5,503,761    29,353,416    18.749984669586700%        3800

 12/3/2002    Purchase       5,100      $6.5186     5,508,861    29,353,416    18.767359138030100%        5100
 12/4/2002    Purchase         700      $6.3906     5,509,561    29,353,416    18.769743868993000%         700
 12/4/2002    Purchase       4,700      $6.3674     5,514,261    29,353,416    18.785755634029100%        4700

 12/4/2002    Purchase       7,500      $6.4900     5,521,761    29,353,416    18.811306322916600%        7500
 12/5/2002    Purchase       4,000      $6.2734     5,525,761    29,353,416    18.824933356989900%        4000
 12/5/2002    Purchase       6,500      $6.2864     5,532,261    29,353,416    18.847077287359000%        6500


 12/5/2002    Purchase       7,500      $6.2500     5,539,761    29,353,416    18.872627976246400%        7500
 12/6/2002    Purchase       8,000      $6.2514     5,547,761    29,353,416    18.899882044393100%        8000





 12/6/2002    Purchase       3,450      $6.2681     5,551,211    29,353,416    18.911635361281300%        3450
 12/6/2002    Purchase       5,000      $6.2500     5,556,211    29,353,416    18.928669153872900%        5000
 12/9/2002    Purchase       4,600      $6.2970     5,560,811    29,353,416    18.944340243057200%        4600

 12/9/2002    Purchase       7,800      $6.3181     5,568,611    29,353,416    18.970912959500200%        7800
12/10/2002    Purchase       9,000      $6.2737     5,577,611    29,353,416    19.001573786165100%        9000



12/10/2002    Purchase       7,550      $6.2743     5,585,161    29,353,416    19.027294812978500%        7550

12/10/2002    Purchase       8,000      $6.2900     5,593,161    29,353,416    19.054548881125100%        8000


12/11/2002    Purchase       6,700      $6.2683     5,599,861    29,353,416    19.077374163197900%        6700
12/11/2002    Purchase       1,200      $6.2592     5,601,061    29,353,416    19.081462273419900%        1200
12/12/2002    Purchase      10,100      $6.1372     5,611,161    29,353,416    19.115870534455000%       10100

12/12/2002    Purchase       8,000      $6.1963     5,619,161    29,353,416    19.143124602601600%        8000

12/12/2002    Purchase       5,000      $6.0100     5,624,161    29,353,416    19.160158395193300%        5000
12/12/2002    Purchase       1,000      $6.2450     5,625,161    29,353,416    19.163565153711600%        1000
12/13/2002    Purchase      35,700      $6.0897     5,660,861    29,353,416    19.285186432815900%       35700



12/16/2002    Purchase       9,200      $6.4027     5,670,061    29,353,416    19.316528611184500%        9200
12/16/2002    Purchase       5,552      $6.3948     5,675,613    29,353,416    19.335442934478200%        5552

12/17/2002    Purchase       6,100      $6.5419     5,681,713    29,353,416    19.356224161440000%        6100
12/17/2002    Purchase       6,397      $6.5412     5,688,110    29,353,416    19.378017195681800%        6397
12/18/2002    Purchase       5,100      $6.5919     5,693,210    29,353,416    19.395391664125200%        5100

12/18/2002    Purchase       4,010      $6.5880     5,697,220    29,353,416    19.409052765783700%        4010
12/19/2002    Purchase      11,000      $6.6512     5,708,220    29,353,416    19.446527109485300%       11000
12/19/2002    Purchase       5,157      $6.5614     5,713,377    29,353,416    19.464095763164300%        5157
12/20/2002    Purchase      43,100      $6.9497     5,756,477    29,353,416    19.610927055304200%       43100


12/20/2002    Purchase      41,144      $6.9712     5,797,621    29,353,416    19.751094727782300%       41144

12/20/2002    Purchase       2,000      $6.7900     5,799,621    29,353,416    19.757908244818900%        2000
12/23/2002    Purchase       6,500      $7.0265     5,806,121    29,353,416    19.780052175188100%        6500

12/23/2002    Purchase       6,800      $6.9478     5,812,921    29,353,416    19.803218133112700%        6800
12/24/2002    Purchase         100      $6.9850     5,813,021    29,353,416    19.803558808964500%         100
12/24/2002    Purchase         340      $6.9800     5,813,361    29,353,416    19.804717106860700%         340
12/26/2002    Purchase       3,100      $6.9644     5,816,461    29,353,416    19.815278058267600%        3100
12/26/2002    Purchase      14,420      $6.9888     5,830,881    29,353,416    19.864403516101800%       14420
12/27/2002    Purchase       7,500      $6.9585     5,838,381    29,353,416    19.889954204989300%        7500
12/27/2002    Purchase      27,819      $6.9322     5,866,200    29,353,416    19.984726820210600%       27819
12/30/2002    Purchase      10,700      $6.9564     5,876,900    29,353,416    20.021179136356700%       10700

12/30/2002    Purchase      14,456      $6.9480     5,891,356    29,353,416    20.070427237497700%       14456
12/31/2002    Purchase      11,600      $7.1232     5,902,956    29,353,416    20.109945636310300%       11600
12/31/2002    Purchase      11,800      $7.0606     5,914,756    29,353,416    20.150145386826500%       11800
12/31/2002    Purchase      20,000      $7.1000     5,934,756    29,353,416    20.218280557193100%       20000
  1/2/2003    Purchase       2,000      $7.1305     5,936,756    29,353,416    20.225094074229700%        2000
  1/2/2003    Purchase      26,400      $7.0702     5,963,156    29,353,416    20.315032499113600%       26400

  1/3/2003    Purchase       3,346      $6.9532     5,966,502    29,353,416    20.326431513115900%        3346
  1/6/2003    Purchase      30,600      $6.9338     5,997,102    29,353,416    20.430678323776700%       30600


  1/7/2003    Purchase      25,800      $6.8929     6,022,902    29,353,416    20.518572693549500%       25800

  1/7/2003    Purchase         200      $6.9450     6,023,102    29,353,416    20.519254045253200%         200
  1/8/2003    Purchase      52,700      $6.8666     6,075,802    29,353,416    20.698790219169000%       52700
  1/8/2003    Purchase         100      $6.9250     6,075,902    29,353,416    20.699130895020900%         100
  1/9/2003    Purchase      39,500      $6.8594     6,115,402    29,353,416    20.833697856494800%       39500

 1/10/2003    Purchase      26,000      $6.8396     6,141,402    29,353,416    20.922273577971300%       26000

 1/10/2003    Purchase         500      $6.8950     6,141,902    29,353,416    20.923976957230500%         500
 1/13/2003    Purchase      19,600      $6.9320     6,161,502    29,353,416    20.990749424189700%       19600
 1/13/2003    Purchase         500      $7.0050     6,162,002    29,353,416    20.992452803448800%         500
 1/14/2003    Purchase      31,400      $6.8816     6,193,402    29,353,416    21.099425020924300%       31400

 1/15/2003    Purchase       1,500      $6.8450     6,194,902    29,353,416    21.104535158701800%        1500
 1/16/2003    Purchase      20,900      $7.0459     6,215,802    29,353,416    21.175736411734800%       20900
 1/17/2003    Purchase      14,400      $6.9940     6,230,202    29,353,416    21.224793734398800%       14400

 1/21/2003    Purchase      36,800      $6.8628     6,267,002    29,353,416    21.350162447873200%       36800


 1/22/2003    Purchase      20,500      $6.7614     6,287,502    29,353,416    21.420000997498900%       20500

 1/23/2003    Purchase      41,300      $6.7846     6,328,802    29,353,416    21.560700124305800%       41300
 1/23/2003    Purchase      10,000      $6.7850     6,338,802    29,353,416    21.594767709489100%       10000
 1/24/2003    Purchase      56,200      $6.7813     6,395,002    29,353,416    21.786227538219100%       56200

 1/24/2003    Purchase       7,500      $6.7400     6,402,502    29,353,416    21.811778227106500%        7500

 1/27/2003    Purchase      19,200      $6.7310     6,421,702    29,353,416    21.877187990658400%       19200
 1/27/2003    Purchase       1,000      $6.7350     6,422,702    29,353,416    21.880594749176700%        1000
 1/28/2003    Purchase      13,300      $6.7725     6,436,002    29,353,416    21.925904637470500%       13300
 1/29/2003    Purchase       7,700      $6.7593     6,443,702    29,353,416    21.952136678061600%        7700
 1/30/2003    Purchase      27,500      $6.7394     6,471,202    29,353,416    22.045822537315600%       27500
 1/31/2003    Purchase      27,200      $6.9690     6,498,402    29,353,416    22.138486369014100%       27200
 1/31/2003    Purchase      20,000      $7.3000     6,518,402    29,353,416    22.206621539380600%       20000
 1/31/2003    Purchase       9,400      $6.7800     6,527,802    29,353,416    22.238645069452900%        9400
  2/3/2003    Purchase      25,800      $6.8677     6,553,602    29,353,416    22.326539439225700%       25800
  2/4/2003    Purchase      26,900      $6.7526     6,580,502    29,353,416    22.418181243368700%       26900

  2/5/2003    Purchase       7,700      $6.7733     6,588,202    29,353,416    22.444413283959900%        7700
  2/6/2003    Purchase      35,900      $6.7396     6,624,102    29,353,416    22.566715914767800%       35900


  2/6/2003    Purchase       3,000      $6.7300     6,627,102    29,353,416    22.576936190322800%        3000
  2/6/2003    Purchase       2,900      $6.7450     6,630,002    29,353,416    22.586815790025900%        2900
  2/7/2003    Purchase      34,700      $6.6887     6,664,702    29,353,416    22.705030310611900%       34700

 2/10/2003    Purchase       2,600      $6.7312     6,667,302    29,353,416    22.713887882759500%        2600
 2/11/2003    Purchase      35,100      $6.7306     6,702,402    29,353,416    22.833465106752800%       35100




 2/11/2003    Purchase       4,000      $6.7450     6,706,402    29,353,416    22.847092140826100%        4000
 2/12/2003    Purchase      18,300      $6.7536     6,724,702    29,353,416    22.909435821711500%       18300

 2/13/2003    Purchase       4,000      $6.7575     6,728,702    29,353,416    22.923062855784800%        4000
 2/14/2003    Purchase      15,000      $6.7425     6,743,702    29,353,416    22.974164233559700%       15000
 2/14/2003    Purchase       1,500      $6.7500     6,745,202    29,353,416    22.979274371337200%        1500
 2/18/2003    Purchase      27,800      $3.7485     6,773,002    29,353,416    23.073982258146700%       27800
 2/19/2003    Purchase      36,300      $6.7186     6,809,302    29,353,416    23.197647592362000%       36300


 2/20/2003    Purchase      11,300      $6.6948     6,820,602    29,353,416    23.236143963619100%       11300
 2/21/2003    Purchase      13,300      $6.6997     6,833,902    29,353,416    23.281453851912800%       13300
 2/21/2003    Purchase       5,000      $6.7400     6,838,902    29,353,416    23.298487644504500%        5000
 2/21/2003    Purchase      15,000      $3.7350     6,853,902    29,353,416    23.349589022279400%       15000
 2/24/2003    Purchase      20,100      $6.7199     6,874,002    29,353,416    23.418064868497800%       20100

 2/24/2003    Purchase         300      $6.7450     6,874,302    29,353,416    23.419086896053300%         300
 2/25/2003    Purchase      19,000      $6.7009     6,893,302    29,353,416    23.483815307901500%       19000
 2/26/2003    Purchase      19,700      $6.7543     6,913,002    29,353,416    23.550928450712500%       19700
 2/27/2003    Purchase      22,900      $7.0803     6,935,902    29,353,416    23.628943220782200%       22900
 2/27/2003    Sell             400      $6.8148     6,935,502    29,353,416    23.627580517374900%         400
 2/28/2003    Purchase      19,200      $7.1778     6,954,702    29,353,416    23.692990280926800%       19200
  3/3/2003    Purchase      17,700      $7.1389     6,972,402    29,401,966    23.714067283800000%       17700

  3/3/2003    Purchase         400      $7.0450     6,972,802    29,401,966    23.715427737043200%         400
  3/4/2003    Purchase      17,500      $7.1247     6,990,302    29,401,966    23.774947566431400%       17500
  3/5/2003    Purchase      19,800      $7.2960     7,010,102    29,401,966    23.842290001967900%       19800
  3/6/2003    Purchase      26,500      $7.4332     7,036,602    29,401,966    23.932420029327300%       26500
  3/7/2003    Purchase      29,100      $8.1199     7,065,702    29,401,966    24.031393002767200%       29100
 3/10/2003    Purchase     103,900      $8.3692     7,169,602    29,401,966    24.384770732678200%      103900





 3/11/2003    Purchase      62,000      $8.4770     7,231,602    29,401,966    24.595640985368100%       62000


 3/12/2003    Purchase      31,000      $8.6402     7,262,602    29,401,966    24.701076111713100%       31000


 3/13/2003    Purchase      92,900      $9.0541     7,355,502    29,401,966    25.017041377437100%       92900


 3/14/2003    Purchase      17,200      $9.0315     7,372,702    29,401,966    25.075540866893000%       17200
 3/17/2003    Purchase       8,900      $9.3089     7,381,602    29,401,966    25.105810951553400%        8900
 3/18/2003    Purchase      30,800      $9.1804     7,412,402    29,401,966    25.210565851276800%       30800
 3/19/2003    Purchase      23,500      $9.3309     7,435,902    29,401,966    25.290492479312400%       23500
 3/20/2003    Purchase      39,000      $9.5379     7,474,902    29,401,966    25.423136670520600%       39000
 3/20/2003    Purchase       5,000      $9.5600     7,479,902    29,401,966    25.440142336060100%        5000
 3/21/2003    Purchase      22,600      $9.6738     7,502,502    29,401,966    25.517007944298700%       22600
 3/21/2003    Purchase       3,500      $9.6493     7,506,002    29,401,966    25.528911910176300%        3500
 3/24/2003    Purchase      56,700      $9.5506     7,562,702    29,401,966    25.721756157394400%       56700
 3/25/2003    Purchase      62,600      $9.5215     7,625,302    29,401,966    25.934667089949000%       62600

 3/26/2003    Purchase      91,400      $9.3537     7,716,702    29,401,966    26.245530656011200%       91400





 3/26/2003    Purchase      15,000      $9.3707     7,731,702    29,401,966    26.296547652629800%       15000
 3/27/2003    Purchase      38,400      $9.3620     7,770,102    29,401,966    26.427151163973200%       38400

 3/28/2003    Purchase       9,500      $9.5484     7,779,602    29,401,966    26.459461928498300%        9500
 3/31/2003    Purchase      32,300      $9.8445     7,811,902    29,401,966    26.569318527883500%       32300

 3/31/2003    Purchase       2,000      $9.8300     7,813,902    29,401,966    26.576120794099300%        2000

  4/1/2003    Purchase      55,400      $9.9976     7,869,302    29,424,760    26.743810314850500%       55400
  4/2/2003    Purchase     165,300      $9.7864     8,034,602    29,424,760    27.305582101604200%      165300











  4/3/2003    Purchase      82,600      $9.4780     8,117,202    29,424,760    27.586298070060700%       82600

  4/3/2003    Purchase       5,000      $9.4500     8,122,202    29,424,760    27.603290562098000%        5000
  4/3/2003    Purchase       5,000      $9.4500     8,127,202    29,424,760    27.620283054135400%        5000
  4/3/2003    Purchase       4,500      $9.6000     8,131,702    29,424,760    27.635576296968900%        4500
  4/4/2003    Purchase      96,300      $9.1463     8,228,002    29,424,760    27.962851693607700%       96300


  4/7/2003    Purchase      10,100      $9.3477     8,238,102    29,424,760    27.997176527523100%       10100

  4/8/2003    Purchase      48,500      $9.3095     8,286,602    29,424,760    28.162003700285100%       48500
  4/9/2003    Purchase      38,000      $9.2429     8,324,602    29,424,760    28.291146639768700%       38000


  4/9/2003    Purchase       2,000      $9.2100     8,326,602    29,424,760    28.297943636583600%        2000
 4/10/2003    Purchase      20,500      $9.4298     8,347,102    29,424,760    28.367612853936600%       20500

 4/11/2003    Purchase       8,400      $9.4536     8,355,502    29,424,760    28.396160240559300%        8400
 4/14/2003    Purchase       8,100      $9.5122     8,363,602    29,424,760    28.423688077659800%        8100
 4/15/2003    Purchase      24,100      $9.6967     8,387,702    29,424,760    28.505591889279600%       24100
 4/15/2003    Sell           9,300      $9.9469     8,378,402    29,424,760    28.473985854090200%        9300
 4/15/2003    Sell           1,100      $9.6845     8,377,302    29,424,760    28.470247505842000%        1100
 4/16/2003    Purchase      83,000     $10.0749     8,460,302    29,424,760    28.752322873661500%       83000




 4/16/2003    Sell             300     $10.2045     8,460,002    29,424,760    28.751303324139300%         300
 4/17/2003    Purchase      21,600     $10.0992     8,481,602    29,424,760    28.824710889740500%        2295
 4/21/2003    Purchase      65,400     $10.2612     8,547,002    29,424,760    29.046972685588600%           0
 4/22/2003    Purchase      41,000     $10.3729     8,588,002    29,424,760    29.186311120294600%           0
 4/22/2003    Purchase         200     $10.4345     8,588,202    29,424,760    29.186990819976100%           0
 4/23/2003    Purchase      36,400     $10.7892     8,624,602    29,424,760    29.310696162007800%           0
 4/23/2003    Purchase       2,300     $10.9193     8,626,902    29,424,760    29.318512708344900%           0
 4/24/2003    Purchase      19,700     $10.8978     8,646,602    29,424,760    29.385463126972000%           0
 4/24/2003    Sell             500     $10.9145     8,646,102    29,424,760    29.383763877768200%         500
 4/24/2003    Purchase       7,500     $10.9147     8,653,602    29,424,760    29.409252615824200%           0
 4/24/2003    Sell          30,025     $10.9324     8,623,577    29,424,760    29.307212701140100%       30025







 4/25/2003    Purchase      79,700     $11.0494     8,703,277    29,424,760    29.578073024215000%           0
 4/25/2003    Sell           6,600     $11.2794     8,696,677    29,424,760    29.555642934725700%        6600
 4/25/2003    Purchase       5,000     $11.0548     8,701,677    29,424,760    29.572635426763000%           0
 4/28/2003    Purchase      23,500     $11.2185     8,725,177    29,424,760    29.652500139338400%           0
 4/29/2003    Purchase      59,700     $11.2782     8,784,877    29,424,760    29.855390494264000%           0
 4/29/2003    Sell           7,700     $11.2509     8,777,177    29,424,760    29.829222056526500%        7700

 4/29/2003    Sell           6,000     $11.1935     8,771,177    29,424,760    29.808831066081800%        6000

 4/30/2003    Purchase      16,500     $11.3606     8,787,677    29,424,760    29.864906289804900%           0
 4/30/2003    Sell           4,000     $11.3120     8,783,677    29,424,760    29.851312296175100%        4000
 4/30/2003    Sell          26,400     $11.3533     8,757,277    29,424,760    29.761591938218000%       26400




  5/1/2003    Purchase      18,600     $11.3899     8,775,877    29,424,760    29.824804008596800%           0
  5/1/2003    Sell          25,300     $11.3197     8,750,577    29,424,760    29.738821998888000%       25300

  5/1/2003    Sell           6,000     $11.3745     8,744,577    29,424,760    29.718431008443200%        6000


  5/1/2003    Purchase         300     $11.2617     8,744,877    29,424,760    29.719450557965500%           0
  5/1/2003    Sell           1,400     $11.2852     8,743,477    29,424,760    29.714692660195000%        1400
  5/2/2003    Purchase      14,200     $11.8007     8,757,677    29,424,760    29.762951337581000%           0
  5/2/2003    Sell          11,800     $11.7491     8,745,877    29,424,760    29.722849056372900%       11800






   5/2/2003    Purchase       8,500     $11.6400     8,754,377    29,424,760    29.751736292836400%          0
   5/2/2003    Sell          29,300     $11.4742     8,725,077    29,424,760    29.652160289497700%      29300







  5/2/2003    Purchase         200     $11.8350     8,725,277    29,424,760    29.652839989179200%           0
  5/2/2003    Sell           6,100     $11.6046     8,719,177    29,424,760    29.632109148893700%        6100


  5/5/2003    Purchase       4,000     $12.0600     8,723,177    29,424,760    29.645703142523500%           0
  5/5/2003    Purchase       1,600     $12.0563     8,724,777    29,424,760    29.651140739975500%           0
  5/5/2003    Sell          17,300     $11.9144     8,707,477    29,424,760    29.592346717526300%       17300





  5/5/2003    Purchase       3,100     $12.0591     8,710,577    29,424,760    29.602882062589500%           0
  5/5/2003    Sell          31,500     $12.0013     8,679,077    29,424,760    29.495829362754400%       31500



  5/6/2003    Purchase     103,600     $11.9260     8,782,677    29,456,836    29.815411947162300%           0
  5/6/2003    Purchase      12,500     $11.9377     8,795,177    29,456,836    29.857846918793300%           0
  5/7/2003    Purchase      24,700     $11.9372     8,819,877    29,456,836    29.941698422736200%           0
  5/7/2003    Sell             700     $11.9644     8,819,177    29,456,836    29.939322064324900%         700
  5/7/2003    Purchase       3,000     $11.9400     8,822,177    29,456,836    29.949506457516300%           0
  5/7/2003    Sell          12,700     $11.8444     8,809,477    29,456,836    29.906392526339200%       12700
  5/7/2003    Sell           1,000     $11.8544     8,808,477    29,456,836    29.902997728608700%        1000
  5/8/2003    Purchase      99,800     $11.8637     8,908,277    29,456,836    30.241798542110900%           0
  5/8/2003    Sell           6,400     $11.9011     8,901,877    29,456,836    30.220071836635800%        6400
  5/8/2003    Sell           4,600     $12.0015     8,897,277    29,456,836    30.204455767075600%        4600

  5/9/2003    Purchase      85,600     $11.8718     8,982,877    29,456,836    30.495050452804900%           0
  5/9/2003    Sell           2,400     $11.9294     8,980,477    29,456,836    30.486902938251800%        2400

 5/12/2003    Purchase       5,400     $12.0358     8,985,877    29,456,836    30.505234845996400%           0
 5/12/2003    Sell             600     $11.9294     8,985,277    29,456,836    30.503197967358100%         600
 5/12/2003    Purchase         100     $12.0250     8,985,377    29,456,836    30.503537447131100%           0
 5/12/2003    Sell          11,900     $11.9748     8,973,477    29,456,836    30.463139354138400%       11900


 5/13/2003    Purchase      10,200     $11.9821     8,983,677    29,456,836    30.497766290989300%           0
 5/13/2003    Purchase       3,200     $12.0069     8,986,877    29,456,836    30.508629643726800%           0
 5/13/2003    Sell           1,500     $11.9784     8,985,377    29,456,836    30.503537447131100%        1500

 5/14/2003    Purchase      55,200     $11.9147     9,040,577    29,456,836    30.690930281853800%           0
 5/14/2003    Sell           1,800     $11.9550     9,038,777    29,456,836    30.684819645938900%        1800
 5/15/2003    Purchase      39,800     $12.0247     9,078,577    29,456,836    30.819932595612100%           0
 5/15/2003    Sell             600     $12.0000     9,077,977    29,456,836    30.817895716973800%         600
 5/15/2003    Sell           4,900     $11.9544     9,073,077    29,456,836    30.801261208094400%        4900

 5/15/2003    Purchase       2,000     $12.0700     9,075,077    29,456,836    30.808050803555400%           0
 5/15/2003    Purchase       6,500     $12.0550     9,081,577    29,456,836    30.830116988803600%           0
 5/15/2003    Sell           4,000     $11.9644     9,077,577    29,456,836    30.816537797881600%        4000

 5/16/2003    Sell           6,800     $11.9768     9,084,377    29,456,836    30.839622422448900%           0
 5/16/2003    Purchase      20,000     $11.9900     9,104,377    29,456,836    30.907518377058600%           0
 5/16/2003    Sell           7,100     $11.9494     9,097,277    29,456,836    30.883415313172100%        7100

 5/16/2003    Sell             800     $11.8594     9,096,477    29,456,836    30.880699474987700%         800
 5/16/2003    Sell           5,200     $11.9490     9,091,277    29,456,836    30.863046526789200%        5200
 5/19/2003    Purchase      37,700     $11.8807     9,128,977    29,456,836    30.991030401228400%           0
 5/19/2003    Sell             714     $12.0044     9,128,263    29,456,836    30.988606515648900%         714
 5/20/2003    Purchase     174,000     $11.7554     9,302,263    29,456,836    31.579301320752800%           0
 5/20/2003    Purchase         700     $11.7554     9,302,963    29,456,836    31.581677679164200%           0
 5/21/2003    Purchase      47,600     $11.6401     9,350,563    29,456,836    31.743270051135200%           0
 5/22/2003    Purchase      25,000     $12.2942     9,375,563    29,456,836    31.828139994397200%           0
 5/22/2003    Purchase      25,000     $12.2942     9,400,563    29,456,836    31.913009937659300%           0
 5/22/2003    Purchase       5,000     $12.3500     9,405,563    29,456,836    31.929983926311700%           0
 5/23/2003    Purchase      52,400     $12.3094     9,457,963    29,456,836    32.107871327389000%           0
 5/23/2003    Purchase       9,300     $12.3094     9,467,263    29,456,836    32.139442946282500%           0
 5/23/2003    Sell             200     $12.2450     9,467,063    29,456,836    32.138763986736400%         200
 5/23/2003    Sell          13,500     $12.1974     9,453,563    29,456,836    32.092934217374900%       13500



 5/27/2003    Purchase      56,200     $12.8298     9,509,763    29,456,836    32.283721849828000%           0
 5/27/2003    Purchase       9,900     $12.8298     9,519,663    29,456,836    32.317330347359800%           0
 5/27/2003    Sell           1,300     $12.9967     9,518,363    29,456,836    32.312917110310200%        1300
 5/27/2003    Sell             600     $12.7094     9,517,763    29,456,836    32.310880231671900%         600
 5/27/2003    Purchase       1,000     $12.9750     9,518,763    29,456,836    32.314275029402300%           0
 5/28/2003    Sell          14,800     $13.3073     9,503,963    29,456,836    32.264032022991200%       14800


 5/28/2003    Purchase      88,200     $13.0992     9,592,163    29,456,836    32.563453182819800%           0
 5/28/2003    Purchase      15,500     $13.0992     9,607,663    29,456,836    32.616072547642200%           0
 5/29/2003    Sell           2,600     $13.1844     9,605,063    29,456,836    32.607246073543000%        2600
 5/29/2003    Purchase     101,000     $13.0606     9,706,063    29,456,836    32.950120644321700%           0
 5/29/2003    Purchase      17,900     $13.0606     9,723,963    29,456,836    33.010887523697400%           0
 5/30/2003    Purchase      41,000     $13.1306     9,764,963    29,456,836    33.150074230647200%           0
  6/2/2003    Purchase      53,600     $13.8563     9,818,563    29,456,836    33.332035389001000%           0
  6/2/2003    Purchase       9,500     $13.8563     9,828,063    29,456,836    33.364285967440600%           0
  6/2/2003    Purchase       5,000     $13.2500     9,833,063    29,456,836    33.381259956093000%           0
  6/3/2003    Purchase      49,700     $13.9172     9,882,763    29,456,836    33.549981403298000%           0
  6/3/2003    Purchase       8,700     $13.9172     9,891,463    29,456,836    33.579516143553200%           0
  6/4/2003    Purchase      37,200     $13.9331     9,928,663    29,456,836    33.705802619127200%           0
  6/4/2003    Purchase       6,600     $13.9331     9,935,263    29,456,836    33.728208284148400%           0
  6/5/2003    Purchase      22,500     $14.1773     9,957,763    29,456,836    33.804591233084200%           0
  6/5/2003    Purchase       3,800     $14.1773     9,961,563    29,456,836    33.817491464460100%           0
  6/6/2003    Purchase      31,700     $15.5365     9,993,263    29,456,836    33.925106552516400%           0
  6/6/2003    Purchase       5,600     $15.5365     9,998,863    29,456,836    33.944117419807100%           0
  6/6/2003    Sell          18,200     $15.5559     9,980,663    29,456,836    33.882332101112300%       18200

  6/6/2003    Sell           3,200     $15.5559     9,977,463    29,456,836    33.871468748374700%        3200
  6/6/2003    Purchase       5,000     $14.6500     9,982,463    29,456,836    33.888442737027200%           0
  6/6/2003    Sell          12,700     $15.3943     9,969,763    29,456,836    33.845328805850000%       12700
  6/6/2003    Purchase       5,000     $14.7500     9,974,763    29,456,836    33.862302794502400%           0
  6/6/2003    Purchase       1,600     $16.0450     9,976,363    29,456,836    33.867734470871200%           0
  6/6/2003    Sell             700     $15.3543     9,975,663    29,456,836    33.865358112459900%         700
  6/9/2003    Purchase     125,700     $15.1890    10,101,363    29,456,836    34.292084187181500%           0
  6/9/2003    Purchase      22,000     $15.1890    10,123,363    29,456,836    34.366769737252200%           0
  6/9/2003    Sell          17,100     $15.1993    10,106,263    29,456,836    34.308718696060900%       17100

  6/9/2003    Sell          97,400     $15.1993    10,008,863    29,456,836    33.978065397111900%       97400






 6/10/2003    Purchase      32,300     $15.1865    10,041,163    29,456,836    34.087717363806500%           0
 6/10/2003    Purchase       5,700     $15.1865    10,046,863    29,456,836    34.107067710870200%           0
 6/11/2003    Purchase      21,200     $15.3194    10,068,063    29,456,836    34.179037422756500%           0
 6/11/2003    Purchase         400     $15.2450    10,068,463    29,456,836    34.180395341848700%           0
 6/11/2003    Sell          22,800     $15.3624    10,045,663    29,456,836    34.102993953593700%       22800


 6/12/2003    Purchase      13,000     $15.9906    10,058,663    29,456,836    34.147126324089900%           0
 6/12/2003    Sell             500     $15.7285    10,058,163    29,456,836    34.145428925224700%         500
 6/12/2003    Sell           3,300     $16.2842    10,054,863    29,456,836    34.134226092714100%        3300
 6/12/2003    Sell          10,900     $15.4643    10,043,963    29,456,836    34.097222797451800%       10900

 6/12/2003    Sell          76,900     $16.0722     9,967,063    29,456,836    33.836162851977700%       76900


 6/13/2003    Purchase     100,300     $16.1559    10,067,363    29,456,836    34.176661064345100%           0
 6/13/2003    Sell           3,400     $16.1777    10,063,963    29,456,836    34.165118752061500%        3400
 6/13/2003    Sell          37,764     $16.2777    10,026,199    29,456,836    34.036917610567500%       37764






 6/16/2003    Purchase       8,500     $16.3145    10,034,699    29,456,836    34.065773391276600%           0
 6/16/2003    Sell          87,600     $16.2374     9,947,099    29,456,836    33.768389110086400%       87600





 6/17/2003    Purchase      84,300     $16.0835    10,031,399    29,456,836    34.054570558766100%           0
 6/17/2003    Purchase      15,000     $16.0835    10,046,399    29,456,836    34.105492524723300%           0
 6/17/2003    Sell          22,900     $15.9822    10,023,499    29,456,836    34.027751656695200%       22900
 6/17/2003    Purchase      16,800     $16.0610    10,040,299    29,456,836    34.084784258567300%           0
 6/17/2003    Sell          15,300     $16.1353    10,024,999    29,456,836    34.032843853291000%       15300



 6/18/2003    Purchase     125,700     $16.0535    10,150,699    29,456,836    34.459569928012600%           0
 6/18/2003    Purchase      22,000     $16.0535    10,172,699    29,456,836    34.534255478083300%           0
 6/18/2003    Sell             500     $16.0452    10,172,199    29,456,836    34.532558079218000%         500
 6/18/2003    Purchase      13,800     $16.0475    10,185,999    29,456,836    34.579406287898700%           0
 6/18/2003    Sell             471     $15.9942    10,185,528    29,456,836    34.577807338167600%         471
 6/19/2003    Purchase     109,900     $15.8350    10,295,428    29,456,836    34.950895608747700%           0
 6/19/2003    Purchase      20,000     $15.8350    10,315,428    29,456,836    35.018791563357300%           0
 6/19/2003    Sell           5,500     $15.8089    10,309,928    29,456,836    35.000120175839700%        5500
 6/19/2003    Sell          20,600     $16.1092    10,289,328    29,456,836    34.930187342591700%       20600



 6/19/2003    Purchase      73,359     $15.8348    10,362,687    29,456,836    35.179226309302200%           0
 6/19/2003    Sell          14,199     $15.8734    10,348,488    29,456,836    35.131023576327100%       14199
 6/20/2003    Purchase     119,900     $15.3157    10,468,388    29,456,836    35.538059824211900%           0
 6/20/2003    Purchase      22,000     $15.3157    10,490,388    29,456,836    35.612745374282600%           0
 6/20/2003    Purchase      15,000     $15.1700    10,505,388    29,456,836    35.663667340239800%           0
 6/20/2003    Purchase      22,600     $15.2083    10,527,988    29,456,836    35.740389768948700%           0
 6/20/2003    Sell           1,700     $15.7543    10,526,288    29,456,836    35.734618612806900%        1700
 6/23/2003    Purchase      79,300     $15.1203    10,605,588    29,456,836    36.003826072834200%           0
 6/23/2003    Purchase      50,000     $15.1203    10,655,588    29,456,836    36.173565959358300%           0
 6/23/2003    Sell          25,000     $15.5493    10,630,588    29,456,836    36.088696016096200%       25000
 6/24/2003    Purchase      30,100     $15.1033    10,660,688    29,456,836    36.190879427783800%           0
 6/24/2003    Purchase      30,100     $15.1033    10,690,788    29,456,836    36.293062839471300%           0
 6/24/2003    Sell          34,300     $15.0644    10,656,488    29,456,836    36.176621277315700%       34300
 6/24/2003    Sell           7,900     $15.0843    10,648,588    29,456,836    36.149802375244900%        7900
 6/25/2003    Purchase      50,000     $14.8308    10,698,588    29,456,836    96.319542261769000%           0
 6/25/2003    Sell          15,900     $14.7512    10,682,688    29,456,836    36.265564977854400%       15900

 6/25/2003    Purchase      24,000     $14.8308    10,706,688    29,456,836    36.347040123386000%           0
 6/26/2003    Purchase     468,000     $18.0909    11,174,688    29,456,836    37.935805461251800%           0
 6/26/2003    Sell         214,900     $17.7712    10,959,788    29,456,836    37.206263428971100%      214900









 6/26/2003    Sell          12,400     $14.7693    10,947,388    29,456,836    37.164167937113100%       12400
 6/26/2003    Sell          20,000     $17.6792    10,927,388    29,456,836    37.096271982503500%       20000
 6/27/2003    Purchase      18,600     $18.8076    10,945,988    29,456,836    37.159415220290500%           0
 6/27/2003    Sell         155,600     $18.5612    10,790,388    29,456,836    36.631184693427400%      155600








 6/27/2003    Sell          16,700     $18.5841    10,773,688    29,456,836    36.574491571328300%       16700

 6/30/2003    Purchase      12,500     $19.5190    10,786,188    29,480,766    36.587204009556600%           0
 6/30/2003    Sell          50,000     $19.4406    10,736,188    29,480,766    36.417601903559800%       50000

 6/30/2003    Sell          19,500     $18.8891    10,716,688    29,480,766    36.351457082221000%       19500
 6/30/2003    Sell          38,100     $19.4381    10,678,588    29,480,766    36.222220277451400%       38100




 6/30/2003    Sell          62,400     $19.4549    10,616,188    29,480,766    36.010556849167400%       62400


  7/1/2003    Purchase       5,000     $19.1732    10,621,188    29,480,766    36.027517059767000%           0
  7/1/2003    Sell           3,800     $19.4146    10,617,388    29,480,766    36.014627299711300%        3800
  7/1/2003    Sell          20,000     $19.5519    10,597,388    29,480,766    35.946786457312500%       20000
  7/1/2003    SeII         130,000     $19.2390    10,467,388    29,480,766    35.505820981720800%      130000






  7/2/2003    Purchase      39,300     $19.0424    10,506,688    29,480,766    35.639128237034300%           0
  7/2/2003    Sell          26,900     $19.0366    10,479,788    29,480,766    35.547882304008000%       26900

  7/2/2003    Sell          55,000     $19.0127    10,424,788    29,480,766    35.361319987411500%       55000




  7/2/2003    Sell          66,500     $19.0170    10,358,288    29,480,766    35.135749186435700%       66500


  7/2/2003    Purchase      35,000     $19.0258    10,393,288    29,480,766    35.254470660633400%           0
  7/2/2003    Sell          19,624     $19.0630    10,373,664    29,480,766    35.187905226071800%       19624
  7/3/2003    Purchase      13,600     $19.1375    10,387,264    29,480,766    35.234036998902900%           0
  7/3/2003    Sell           7,000     $19.1291    10,380,264    29,480,766    35.210292704063400%        7000

  7/3/2003    Sell          14,800     $19.0891    10,365,464    29,480,766    35.160090480688300%       14800
  7/3/2003    Sell          26,000     $19.1196    10,339,464    29,480,766    35.071897385570000%       26000
  7/7/2003    Purchase       2,700     $19.5238    10,342,164    29,480,766    35.081055899293800%           0
  7/7/2003    Sell          40,000     $19.4366    10,302,164    29,480,766    34.945374214496300%       40000

  7/7/2003    Sell          37,600     $19.4704    10,264,564    29,480,766    34.817833430786700%       37600

  7/7/2003    Sell             200     $19.3541    10,264,364    29,480,766    34.817155022362700%         200
  7/8/2003    Sell          50,000     $20.1161    10,214,364    29,480,766    34.647552916365900%       50000

  7/8/2003    Sell           7,000     $19.4091    10,207,364    29,480,766    34.623808621526300%        7000
  7/8/2003    Sell             800     $20.2997    10,206,564    29,480,766    34.621094987830400%         800
  7/8/2003    Purchase       4,000     $20.1655    10,210,564    29,480,766    34.634663156310100%           0
  7/8/2003    Sell          80,000     $20.2964    10,130,564    29,480,766    34.363299786715200%       80000




  7/9/2003    Purchase       5,100     $20.0983    10,135,664    29,480,766    34.380599201526900%           0
  7/9/2003    Sell          75,000     $19.9616    10,060,664    29,480,766    34.126196042531600%       75000








  7/9/2003    Sell          25,000     $19.9616    10,035,664    29,480,766    34.041394989533200%       25000

  7/9/2003    Sell          50,800     $19.9476     9,984,864    29,480,766    33.869079249840400%       50800




  7/9/2003    Sell          10,500     $20.0775     9,974,364    29,480,766    33.833462807581000%       10500


 7/10/2003    Purchase      16,100     $20.0062     9,990,464    29,480,766    33.888074685712000%           0
 7/10/2003    Sell          90,000     $19.9469     9,900,464    29,480,766    33.582790894917700%       90000




 7/10/2003    Sell          11,100     $20.0491     9,889,364    29,480,766    33.545139227386400%       11100
 7/10/2003    Sell          15,100     $19.9818     9,874,264    29,480,766    33.493919391375400%       15100
 7/10/2003    Purchase       5,800     $20.0045     9,880,064    29,480,766    33.513593235671000%           0
 7/10/2003    Sell           5,800     $20.0370     9,874,264    29,480,766    33.493919391375400%        5800
 7/11/2003    Purchase      20,600     $20.0128     9,894,864    29,480,766    33.563795459046100%           0
 7/11/2003    Sell          20,000     $19.9191     9,874,864    29,480,766    33.495954616647300%       20000

 7/21/2003    Sell          75,300     $19.9877     9,799,564    29,480,766    33.240533845016100%       75300






 7/11/2003    Purchase       5,000     $20.0196     9,804,564    29,480,766    33.257494055615800%           0
 7/14/2003    Purchase      67,800     $19.9570     9,872,364    29,480,766    33.487474511347500%           0
 7/14/2003    Sell          10,000     $20.0591     9,862,364    29,480,766    33.453554090148100%       10000
 7/14/2003    Sell          77,600     $19.8828     9,784,764    29,480,766    33.190331621641000%       77600





 7/14/2003    Sell          68,000     $19.9141     9,716,764    29,480,766    32.959672757485300%       68000



 7/14/2003    Purchase      12,814     $19.9722     9,729,578    29,480,766    33.003138385210200%           0
 7/14/2003    Sell             600     $20.2441     9,728,978    29,480,766    33.001103159938200%         600
 7/15/2003    Purchase      23,300     $19.9324     9,752,278    29,480,766    33.080137741332800%           0
 7/15/2003    Sell          67,000     $19.9401     9,685,278    29,480,766    32.852870919297000%       67000



 7/16/2003    Purchase      46,900     $19.8936     9,732,178    29,480,766    33.011957694722000%           0
 7/16/2003    Sell         127,900     $19.8755     9,604,278    29,480,766    32.578115507582100%      127900






 7/16/2003    Sell          16,400     $19.9691     9,587,878    29,480,766    32.522486016815200%       16400

 7/17/2003    Purchase      72,500     $19.7541     9,660,378    29,480,766    32.768409070510600%           0
 7/17/2003    Purchase      13,000     $19.7541     9,673,378    29,480,766    32.812505618069800%           0
 7/17/2003    Sell          14,500     $19.6731     9,658,878    29,480,766    32.763321007330700%       14500
 7/18/2003    Purchase      17,300     $19.6312     9,676,178    29,480,766    32.822003336005600%           0
 7/18/2003    Sell             500     $19.8191     9,675,678    29,480,766    32.820307314945600%         500
 7/18/2003    Sell          41,400     $19.6462     9,634,278    29,480,766    32.679876771180200%       41400
 7/21/2003    Purchase      61,900     $19.1335     9,696,178    29,480,766    32.889844178404300%           0
 7/21/2003    Purchase      11,000     $19.1335     9,707,178    29,480,766    32.927156641723600%           0
 7/21/2003    Sell           1,300     $19.1641     9,705,878    29,480,766    32.922746986967700%        1300
 7/21/2003    Sell          11,200     $19.5991     9,694,678    29,480,766    32.884756115224400%       11200

 7/21/2003    Sell          32,400     $19.2881     9,662,278    29,480,766    32.774853950538500%       32400

 7/22/2003    Purchase       1,700     $19.0150     9,663,978    29,480,766    32.780620422142400%           0
 7/22/2003    Sell          97,500     $19.1527     9,566,478    29,480,766    32.449896315448500%       97500




 7/22/2003    Sell           2,100     $19.0541     9,564,378    29,480,766    32.442773026996700%        2100
 7/23/2003    Purchase       7,300     $19.4290     9,571,678    29,480,766    32.467534934472200%           0
 7/23/2003    Sell          15,000     $19.4191     9,556,678    29,480,766    32.416654302673100%       15000

 7/23/2003    Sell          18,600     $19.2691     9,538,078    29,480,766    32.353562319242300%       18600
 7/23/2003    Sell         125,000     $19.3913     9,413,078    29,480,766    31.929557054250200%      125000


 7/24/2003    Sell          43,078     $19.6864     9,370,000    29,480,766    31.783434663807600%       43078





                              PURCHASE(S) TO                 SALE(S) TO WHICH                                            CUMULATIVE
                              WHICH SALE IS                    PURCHASE IS                            SHORT-SWING        SHORT-SWING
      DATE      TRANS            APPLIED                         APPLIED                                 PROFIT             PROFIT

 6/18/2002    Purchase                                                                                          $ -            $0.00
 6/18/2002    Purchase                                                                                          $ -              $ -
 6/19/2002    Purchase                                                                                          $ -              $ -
 6/19/2002    Purchase                                                                                          $ -              $ -
 6/19/2002    Purchase                                                                                          $ -              $ -
 6/20/2002    Purchase                                                                                          $ -              $ -
 6/21/2002    Purchase                                                                                          $ -              $ -
 6/21/2002    Purchase                                                                                          $ -              $ -
 6/24/2002    Purchase                                                                                          $ -              $ -
 6/24/2002    Purchase                                                                                          $ -              $ -
 6/25/2002    Purchase                                                                                          $ -              $ -
 6/25/2002    Purchase                                                                                          $ -              $ -
 6/25/2002    Purchase                                                                                          $ -              $ -
 6/27/2002    Purchase                                                                                          $ -              $ -
 6/27/2002    Purchase                                                                                          $ -              $ -
 6/27/2002    Purchase                                                                                          $ -              $ -
 6/27/2002    Purchase                                                                                          $ -              $ -
 6/27/2002    Purchase                                                                                          $ -              $ -
 6/28/2002    Purchase                                                                                          $ -              $ -
 6/28/2002    Purchase                                                                                          $ -              $ -
  7/1/2002    Purchase                                                                                          $ -              $ -
  7/1/2002    Purchase                                                                                          $ -              $ -
  7/2/2002    Purchase                                                                                          $ -              $ -
  7/2/2002    Purchase                                                                                          $ -              $ -
  7/2/2002    Purchase                                                                                          $ -              $ -
  7/3/2002    Purchase                                                                                          $ -              $ -
  7/3/2002    Purchase                                                                                          $ -              $ -
  7/3/2002    Purchase                                                                                          $ -              $ -
  7/5/2002    Purchase                                                                                          $ -              $ -
  7/5/2002    Purchase                                                                                          $ -              $ -
  7/5/2002    Purchase                                                                                          $ -              $ -
  7/8/2002    Purchase                                                                                          $ -              $ -
  7/8/2002    Purchase                                                                                          $ -              $ -
  7/9/2002    Purchase                                                                                          $ -              $ -
  7/9/2002    Purchase                                                                                          $ -              $ -
  7/9/2002    Purchase                                                                                          $ -              $ -
 7/10/2002    Purchase                                                                                          $ -              $ -
 7/10/2002    Purchase                                                                                          $ -              $ -
 7/10/2002    Purchase                                                                                          $ -              $ -
 7/11/2002    Purchase                                                                                          $ -              $ -
 7/11/2002    Purchase                                                                                          $ -              $ -
 7/12/2002    Purchase                                                                                          $ -              $ -
 7/12/2002    Purchase                                                                                          $ -              $ -
 7/12/2002    Purchase                                                                                          $ -              $ -
 7/15/2002    Purchase                                                                                          $ -              $ -
 7/15/2002    Purchase                                                                                          $ -              $ -
 7/16/2002    Purchase                                                                                          $ -              $ -
 7/16/2002    Purchase                                                                                          $ -              $ -
 7/17/2002    Purchase                                                                                          $ -              $ -
 7/17/2002    Purchase                                                                                          $ -              $ -
 7/17/2002    Purchase                                                                                          $ -              $ -
 7/17/2002    Purchase                                                                                          $ -              $ -
 7/18/2002    Purchase                                                                                          $ -              $ -
 7/18/2002    Purchase                                                                                          $ -              $ -
 7/19/2002    Purchase                                                                                          $ -              $ -
 7/19/2002    Purchase                                                                                          $ -              $ -
 7/19/2002    Purchase                                                                                          $ -              $ -
 7/22/2002    Purchase                                                                                          $ -              $ -
 7/22/2002    Purchase                                                                                          $ -              $ -
 7/22/2002    Purchase                                                                                          $ -              $ -
 7/23/2002    Purchase                                                                                          $ -              $ -
 7/23/2002    Purchase                                                                                          $ -              $ -
 7/23/2002    Purchase                                                                                          $ -              $ -
 7/24/2002    Purchase                                                                                          $ -              $ -
 7/24/2002    Purchase                                                                                          $ -              $ -
 7/25/2002    Purchase                                                                                          $ -              $ -
 7/25/2002    Purchase                                        09/16/2002 2700 Shrs @ 5.8785                     $ -              $ -
                                                              09/17/2002 1500 Shrs @ 5.7858
                                                              09/20/2002 12800 Shrs @ 5.7848
                                                              09/25/2002 3200 Shrs @ 5.7798
                                                              09/18/2002 200 Shrs @ 5.7449
                                                              09/30/2002 9400 Shrs @ 5.6694
                                                              09/10/2002 7400 Shrs @ 5.6422
                                                              09/13/2002 1100 Shrs @ 5.6098
                                                              09/12/2002 1700 Shrs @ 5.5948
 7/25/2002    Purchase                                        10/14/2002 2800 Shrs @ 5.2448                     $ -              $ -
                                                              10/16/2002 1800 Shrs @ 5.2248
 7/26/2002    Purchase                                                                                          $ -              $ -
 7/26/2002    Purchase                                                                                          $ -              $ -
 7/26/2002    Purchase                                                                                          $ -              $ -
 7/29/2002    Purchase                                                                                          $ -              $ -
 7/30/2002    Purchase                                                                                          $ -              $ -
 7/30/2002    Purchase                                                                                          $ -              $ -
 7/31/2002    Purchase                                                                                          $ -              $ -
 7/31/2002    Purchase                                                                                          $ -              $ -
 7/31/2002    Purchase                                                                                          $ -              $ -
 7/31/2002    Purchase                                                                                          $ -              $ -
  8/1/2002    Purchase                                                                                          $ -              $ -
  8/2/2002    Purchase                                                                                          $ -              $ -
  8/2/2002    Purchase                                                                                          $ -              $ -
  8/2/2002    Purchase                                                                                          $ -              $ -
  8/5/2002    Purchase                                                                                          $ -              $ -
  8/5/2002    Purchase                                                                                          $ -              $ -
  8/6/2002    Purchase                                                                                          $ -              $ -
  8/7/2002    Purchase                                                                                          $ -              $ -
  8/7/2002    Purchase                                                                                          $ -              $ -
  8/8/2002    Purchase                                                                                          $ -              $ -
  8/8/2002    Purchase                                                                                          $ -              $ -
  8/9/2002    Purchase                                                                                          $ -              $ -
  8/9/2002    Purchase                                                                                          $ -              $ -
 8/13/2002    Purchase                                        09/12/2002 1100 Shrs @ 5.5959                     $ -              $ -
                                                              10/08/2002 300 Shrs @ 5.3998
                                                              10/14/2002 3600 Shrs @ 5.2448
 8/13/2002    Purchase                                        10/14/2002 5700 Shrs @ 5.2448                     $ -              $ -
 8/15/2002    Purchase                                                                                          $ -              $ -
 8/15/2002    Purchase                                                                                          $ -              $ -
 8/15/2002    Purchase                                                                                          $ -              $ -
 8/16/2002    Purchase                                                                                          $ -              $ -
 8/16/2002    Purchase                                                                                          $ -              $ -
 8/16/2002    Purchase                                                                                          $ -              $ -
 8/19/2002    Purchase                                                                                          $ -              $ -
 8/19/2002    Purchase                                                                                          $ -              $ -
 8/19/2002    Purchase                                                                                          $ -              $ -
 8/21/2002    Purchase                                                                                          $ -              $ -
 8/21/2002    Purchase                                                                                          $ -              $ -
 8/21/2002    Purchase                                                                                          $ -              $ -
 8/21/2002    Purchase                                                                                          $ -              $ -
 8/22/2002    Purchase                                                                                          $ -              $ -
 8/23/2002    Purchase                                                                                          $ -              $ -
 8/23/2002    Purchase                                                                                          $ -              $ -
 8/26/2002    Purchase                                                                                          $ -              $ -
 8/26/2002    Purchase                                                                                          $ -              $ -
 8/27/2002    Purchase                                                                                          $ -              $ -
 8/27/2002    Purchase                                                                                          $ -              $ -
 8/27/2002    Purchase                                                                                          $ -              $ -
 8/27/2002    Purchase                                                                                          $ -              $ -
 8/27/2002    Purchase                                                                                          $ -              $ -
 8/28/2002    Purchase                                                                                          $ -              $ -
 8/28/2002    Purchase                                                                                          $ -              $ -
 8/29/2002    Purchase                                                                                          $ -              $ -
 8/29/2002    Purchase                                                                                          $ -              $ -
 8/30/2002    Purchase                                                                                          $ -              $ -
 8/30/2002    Purchase                                                                                          $ -              $ -
 8/30/2002    Purchase                                                                                          $ -              $ -
 8/30/2002    Purchase                                                                                          $ -              $ -
 8/30/2002    Purchase                                                                                          $ -              $ -
  9/3/2002    Purchase                                                                                          $ -              $ -
  9/3/2002    Purchase                                                                                          $ -              $ -
  9/3/2002    Purchase                                                                                          $ -              $ -
  9/3/2002    Purchase                                                                                          $ -              $ -
  9/4/2002    Purchase                                                                                          $ -              $ -
  9/4/2002    Purchase                                                                                          $ -              $ -
  9/4/2002    Purchase                                                                                          $ -              $ -
  9/5/2002    Purchase                                                                                          $ -              $ -
  9/5/2002    Purchase                                                                                          $ -              $ -
  9/6/2002    Purchase                                                                                          $ -              $ -
  9/6/2002    Purchase                                                                                          $ -              $ -
  9/6/2002    Purchase                                                                                          $ -              $ -
  9/9/2002    Purchase                                                                                          $ -              $ -
  9/9/2002    Purchase                                                                                          $ -              $ -
 9/10/2002    Purchase                                                                                          $ -              $ -
 9/10/2002    Purchase                                                                                          $ -              $ -
 9/10/2002    Purchase                                                                                          $ -              $ -
 9/10/2002    Sell           07/25/2002 7400 Shrs @ 4.3000                                               $ 9,932.28       $ 9,932.28
 9/11/2002    Purchase                                                                                          $ -       $ 9,932.28
 9/11/2002    Purchase                                                                                          $ -       $ 9,932.28
 9/11/2002    Purchase                                                                                          $ -       $ 9,932.28
 9/11/2002    Purchase                                                                                          $ -       $ 9,932.28
 9/12/2002    Purchase                                                                                          $ -       $ 9,932.28
 9/12/2002    Sell           07/25/2002 1700 Shrs @ 4.3000                                               $ 3,460.44      $ 13,392.72
                             08/13/2002 1100 Shrs @ 4.4500
 9/12/2002    Purchase                                                                                          $ -      $ 13,392.72
 9/12/2002    Purchase                                                                                          $ -      $ 13,392.72
 9/13/2002    Purchase                                                                                          $ -      $ 13,392.72
 9/13/2002    Sell           07/25/2002 1100 Shrs @ 4.3000                                               $ 1,440.78      $ 14,833.50
 9/13/2002    Purchase                                                                                          $ -      $ 14,833.50
 9/13/2002    Purchase                                                                                          $ -      $ 14,833.50
 9/16/2002    Purchase                                                                                          $ -      $ 14,833.50
 9/16/2002    Sell           07/25/2002 2700 Shrs @ 4.3000                                               $ 4,256.55      $ 19,090.05
 9/16/2002    Purchase                                                                                          $ -      $ 19,090.05
 9/17/2002    Purchase                                                                                          $ -      $ 19,090.05
 9/17/2002    Sell           07/25/2002 1500 Shrs @ 4.3000                                               $ 2,228.70      $ 21,318.75
 9/17/2002    Purchase                                                                                          $ -      $ 21,318.75
 9/18/2002    Purchase                                                                                          $ -      $ 21,318.75
 9/18/2002    Sell           07/25/2002 200 Shrs @ 4.300                                                   $ 288.98      $ 21,607.73
 9/18/2002    Purchase                                                                                          $ -      $ 21,607.73
 9/19/2002    Purchase                                                                                          $ -      $ 21,607.73
 9/19/2002    Purchase                                                                                          $ -      $ 21,607.73
 9/19/2002    Purchase                                                                                          $ -      $ 21,607.73
 9/19/2002    Purchase                                                                                          $ -      $ 21,607.73
 9/20/2002    Purchase                                                                                          $ -      $ 21,607.73
 9/20/2002    Purchase                                                                                          $ -      $ 21,607.73
 9/20/2002    Purchase                                                                                          $ -      $ 21,607.73
 9/20/2002    Sell           07/25/2002 12800 Shrs @ 4.3000                                             $ 19,005.44      $ 40,613.17
 9/20/2002    Purchase                                                                                          $ -      $ 40,613.17
 9/23/2002    Purchase                                                                                          $ -      $ 40,613.17
 9/23/2002    Purchase                                                                                          $ -      $ 40,613.17
 9/23/2002    Purchase                                                                                          $ -      $ 40,613.17
 9/24/2002    Purchase                                                                                          $ -      $ 40,613.17
 9/24/2002    Purchase                                                                                          $ -      $ 40,613.17
 9/25/2002    Purchase                                                                                          $ -      $ 40,613.17
 9/25/2002    Sell           07/25/2002 3200 Shrs @ 4.3000                                               $ 4,735.36      $ 45,348.53
 9/25/2002    Purchase                                                                                          $ -      $ 45,348.53
 9/25/2002    Purchase                                                                                          $ -      $ 45,348.53
 9/26/2002    Purchase                                                                                          $ -      $ 45,348.53
 9/26/2002    Purchase                                                                                          $ -      $ 45,348.53
 9/27/2002    Purchase                                                                                          $ -      $ 45,348.53
 9/27/2002    Purchase                                                                                          $ -      $ 45,348.53
 9/30/2002    Purchase                                                                                          $ -      $ 45,348.53
 9/30/2002    Sell           07/25/2002 9400 Shrs @ 4.3000                                              $ 12,872.36      $ 58,220.89
 9/30/2002    Purchase                                                                                          $ -      $ 58,220.89
 10/1/2002    Purchase                                                                                          $ -      $ 58,220.89
 10/2/2002    Purchase                                                                                          $ -      $ 58,220.89
 10/2/2002    Purchase                                                                                          $ -      $ 58,220.89
 10/3/2002    Purchase                                                                                          $ -      $ 58,220.89
 10/4/2002    Purchase                                                                                          $ -      $ 58,220.89
 10/4/2002    Purchase                                                                                          $ -      $ 58,220.89
 10/7/2002    Purchase                                                                                          $ -      $ 58,220.89
 10/7/2002    Purchase                                                                                          $ -      $ 58,220.89
 10/8/2002    Purchase                                                                                          $ -      $ 58,220.89
 10/8/2002    Sell           08/13/2002 300 Shrs @ 4.4500                                                  $ 284.94      $ 58,505.83
 10/8/2002    Purchase                                                                                          $ -      $ 58,505.83
 10/9/2002    Purchase                                                                                          $ -      $ 58,505.83
 10/9/2002    Purchase                                                                                          $ -      $ 58,505.83
 10/9/2002    Purchase                                                                                          $ -      $ 58,505.83
 10/9/2002    Purchase                                                                                          $ -      $ 58,505.83
10/10/2002    Purchase                                                                                          $ -      $ 58,505.83
10/10/2002    Purchase                                                                                          $ -      $ 58,505.83
10/11/2002    Purchase                                                                                          $ -      $ 58,505.83
10/11/2002    Purchase                                                                                          $ -      $ 58,505.83
10/11/2002    Purchase                                                                                          $ -      $ 58,505.83
10/14/2002    Purchase                                                                                          $ -      $ 58,505.83
10/14/2002    Purchase                                                                                          $ -      $ 58,505.83
10/14/2002    Sell           08/13/2002 3600 Shrs @ 4.4500                                               $ 8,966.20      $ 67,472.03
                             08/13/2002 5700 Shrs @ 4.5076
                             07/25/2002 2800 Shrs @ 4.5652
10/15/2002    Purchase                                        02/27/2003 400 Shrs @ 6.8148                      $ -      $ 67,472.03
10/15/2002    Purchase                                                                                          $ -      $ 67,472.03
10/15/2002    Purchase                                                                                          $ -      $ 67,472.03
10/16/2002    Purchase                                                                                          $ -      $ 67,472.03
10/16/2002    Purchase                                                                                          $ -      $ 67,472.03
10/16/2002    Sell           07/25/2002 1800 Shrs @ 4.5652                                               $ 1,187.28      $ 68,659.31
10/17/2002    Purchase                                                                                          $ -      $ 68,659.31
10/17/2002    Purchase                                                                                          $ -      $ 68,659.31
10/17/2002    Purchase                                                                                          $ -      $ 68,659.31
10/18/2002    Purchase                                                                                          $ -      $ 68,659.31
10/18/2002    Purchase                                                                                          $ -      $ 68,659.31
10/21/2002    Purchase                                                                                          $ -      $ 68,659.31
10/21/2002    Purchase                                                                                          $ -      $ 68,659.31
10/22/2002    Purchase                                                                                          $ -      $ 68,659.31
10/22/2002    Purchase                                        04/16/2003 300 Shrs @ 10.2045                     $ -      $ 68,659.31
                                                              04/15/2003 9300 Shrs @ 9.9469
                                                              04/15/2003 1100 Shrs @ 9.6845
10/22/2002    Purchase                                                                                          $ -      $ 68,659.31
10/22/2002    Purchase                                                                                          $ -      $ 68,659.31
10/22/2002    Purchase                                                                                          $ -      $ 68,659.31
10/23/2002    Purchase                                                                                          $ -      $ 68,659.31
10/23/2002    Purchase                                                                                          $ -      $ 68,659.31
10/24/2002    Purchase                                                                                          $ -      $ 68,659.31
10/25/2002    Purchase                                                                                          $ -      $ 68,659.31
10/25/2002    Purchase                                                                                          $ -      $ 68,659.31
10/28/2002    Purchase                                        04/24/2003 2700 Shrs @ 10.9324                    $ -      $ 68,659.31
10/28/2002    Purchase                                        04/24/2003 1754 Shrs @ 10.9324                    $ -      $ 68,659.31
10/29/2002    Purchase                                        04/25/2003 6600 Shrs @ 11.2794                    $ -      $ 68,659.31
                                                              04/24/2003 6600 Shrs @ 10.9324
10/29/2002    Purchase                                        04/24/2003 1500 Shrs @ 10.9324                    $ -      $ 68,659.31
10/30/2002    Purchase                                        04/24/2003 7000 Shrs @ 10.9324                    $ -      $ 68,659.31
10/30/2002    Purchase                                        04/24/2003 5000 Shrs @ 10.9324                    $ -      $ 68,659.31
10/30/2002    Purchase                                        04/24/2003 471 Shrs @ 10.9324                     $ -      $ 68,659.31
                                                              04/24/2003 500 Shrs @ 10.9145
10/30/2002    Purchase                                        04/24/2003 5000 Shrs @ 10.9324                    $ -      $ 68,659.31
10/31/2002    Purchase                                        04/29/2003 6400 Shrs @ 11.2509                    $ -      $ 68,659.31
10/31/2002    Purchase                                        04/29/2003 3300 Shrs @ 11.1935                    $ -      $ 68,659.31
10/31/2002    Purchase                                        04/29/2003 1300 Shrs @ 11.2509                    $ -      $ 68,659.31
                                                              04/29/2003 2700 Shrs @ 11.1935
 11/1/2002    Purchase                                        04/30/2003 8000 Shrs @ 11.3533                    $ -      $ 68,659.31
 11/1/2002    Purchase                                        04/30/2003 10000 Shrs @ 11.3533                   $ -      $ 68,659.31
 11/1/2002    Purchase                                        04/30/2003 500 Shrs @ 11.3533                     $ -      $ 68,659.31
 11/4/2002    Purchase                                        05/02/2003 3000 Shrs @ 11.7491                    $ -      $ 68,659.31
 11/4/2002    Purchase                                        05/02/2003 1600 Shrs @ 11.7491                    $ -      $ 68,659.31
 11/5/2002    Purchase                                        05/02/2003 1000 Shrs @ 11.7491                    $ -      $ 68,659.31
 11/6/2002    Purchase                                        05/02/2003 2000 Shrs @ 11.7491                    $ -      $ 68,659.31
 11/7/2002    Purchase                                        05/05/2003 5188 Shrs @ 11.9144                    $ -      $ 68,659.31
 11/8/2002    Purchase                                        05/05/2003 7500 Shrs @ 12.0013                    $ -      $ 68,659.31
 11/8/2002    Purchase                                        05/05/2003 10000 Shrs @ 12.0013                   $ -      $ 68,659.31
                                                              05/05/2003 2350 Shrs @ 11.9144
11/11/2002    Purchase                                        05/08/2003 3900 Shrs @ 12.0015                    $ -      $ 68,659.31
                                                              05/05/2003 5500 Shrs @ 12.0013
11/11/2002    Purchase                                        05/05/2003 8500 Shrs @ 12.0013                    $ -      $ 68,659.31
11/12/2002    Purchase                                        05/08/2003 700 Shrs @ 12.0015                     $ -      $ 68,659.31
11/13/2002    Purchase                                        05/07/2003 700 Shrs @ 11.9644                     $ -      $ 68,659.31
                                                              05/09/2003 900 Shrs @ 11.9294
11/14/2002    Purchase                                        05/12/2003 5200 Shrs @ 11.9748                    $ -      $ 68,659.31
11/14/2002    Purchase                                        05/09/2003 1500 Shrs @ 11.9294                    $ -      $ 68,659.31
                                                              05/12/2003 600 Shrs @ 11.9294
                                                              05/05/2003 1850 Shrs @ 11.9144
11/15/2002    Purchase                                        05/05/2003 26 Shrs @ 11.9144                      $ -      $ 68,659.31
                                                              05/08/2003 6400 Shrs @ 11.9011
                                                              05/07/2003 1000 Shrs @ 11.8544
                                                              05/07/2003 12700 Shrs @ 11.8444
                                                              05/02/2003 1874 Shrs @ 11.7491
11/15/2002    Purchase                                        05/02/2003 7000 Shrs @ 11.4742                    $ -      $ 68,659.31
11/15/2002    Purchase                                        05/02/2003 1126 Shrs @ 11.6046                    $ -      $ 68,659.31
                                                              05/02/2003 424 Shrs @ 11.4742
11/18/2002    Purchase                                        05/02/2003 7500 Shrs @ 11.4742                    $ -      $ 68,659.31
11/18/2002    Purchase                                        05/16/2003 800 Shrs @ 11.8594                     $ -      $ 68,659.31
                                                              05/02/2003 1000 Shrs @ 11.7491
11/19/2002    Purchase                                        05/02/2003 3500 Shrs @ 11.4742                    $ -      $ 68,659.31
11/19/2002    Purchase                                        05/02/2003 2090 Shrs @ 11.4742                    $ -      $ 68,659.31
11/20/2002    Purchase                                        05/15/2003 600 Shrs @ 12.0000                     $ -      $ 68,659.31
                                                              05/13/2003 1400 Shrs @ 11.9784
11/20/2002    Purchase                                        05/02/2003 1600 Shrs @ 11.6046                    $ -      $ 68,659.31
11/20/2002    Purchase                                                                                          $ -      $ 68,659.31
11/21/2002    Purchase                                                                                          $ -      $ 68,659.31
11/21/2002    Purchase                                                                                          $ -      $ 68,659.31
11/21/2002    Purchase                                                                                          $ -      $ 68,659.31
11/22/2002    Purchase                                                                                          $ -      $ 68,659.31
11/22/2002    Purchase                                                                                          $ -      $ 68,659.31
11/22/2002    Purchase                                                                                          $ -      $ 68,659.31
11/25/2002    Purchase                                                                                          $ -      $ 68,659.31
11/26/2002    Purchase                                                                                          $ -      $ 68,659.31
11/26/2002    Purchase                                                                                          $ -      $ 68,659.31
11/26/2002    Purchase                                                                                          $ -      $ 68,659.31
11/27/2002    Purchase                                                                                          $ -      $ 68,659.31
11/27/2002    Purchase                                                                                          $ -      $ 68,659.31
11/29/2002    Purchase                                                                                          $ -      $ 68,659.31
11/29/2002    Purchase                                                                                          $ -      $ 68,659.31
 12/2/2002    Purchase                                        05/01/2003 10786 Shrs @ 11.3197                   $ -      $ 68,659.31
                                                              04/30/2003 4000 Shrs @ 11.3120
                                                              05/01/2003 1400 Shrs @ 11.2852
 12/2/2002    Purchase                                        04/30/2003 4586 Shrs @ 11.3533                    $ -      $ 68,659.31
                                                              05/01/2003 14514 Shrs @ 11.3197
 12/2/2002    Purchase                                        05/02/2003 586 Shrs @ 11.4742                     $ -      $ 68,659.31
                                                              05/01/2003 414 Shrs @ 11.3745
 12/3/2002    Purchase                                        05/01/2003 486 Shrs @ 11.3745                     $ -      $ 68,659.31
                                                              04/30/2003 3314 Shrs @ 11.3533
 12/3/2002    Purchase                                        05/01/2003 5100 Shrs @ 11.3745                    $ -      $ 68,659.31
 12/4/2002    Purchase                                        05/02/2003 700 Shrs @ 11.4742                     $ -      $ 68,659.31
 12/4/2002    Purchase                                        05/02/2003 1326 Shrs @ 11.7491                    $ -      $ 68,659.31
                                                              05/02/2003 3374 Shrs @ 11.6046
 12/4/2002    Purchase                                        05/02/2003 7500 Shrs @ 11.4742                    $ -      $ 68,659.31
 12/5/2002    Purchase                                        05/23/2003 4000 Shrs @ 12.1974                    $ -      $ 68,659.31
 12/5/2002    Purchase                                        05/15/2003 14 Shrs @ 11.9644                      $ -      $ 68,659.31
                                                              05/14/2003 1800 Shrs @ 11.9550
                                                              05/15/2003 4686 Shrs @ 11.9544
 12/5/2002    Purchase                                        05/28/2003 7500 Shrs @ 13.3073                    $ -      $ 68,659.31
 12/6/2002    Purchase                                        05/28/2003 2300 Shrs @ 13.3073                    $ -      $ 68,659.31
                                                              05/29/2003 2600 Shrs @ 13.1844
                                                              05/27/2003 1300 Shrs @ 12.9967
                                                              05/23/2003 600 Shrs @ 12.7094
                                                              05/23/2003 200 Shrs @ 12.2449
                                                              05/23/2003 1000 Shrs @ 12.1974
 12/6/2002    Purchase                                        05/23/2003 3450 Shrs @ 12.1974                    $ -      $ 68,659.31
 12/6/2002    Purchase                                        05/28/2003 5000 Shrs @ 13.3073                    $ -      $ 68,659.31
 12/9/2002    Purchase                                        05/16/2003 4514 Shrs @ 11.9394                    $ -      $ 68,659.31
                                                              05/05/2003 86 Shrs @ 11.9144
 12/9/2002    Purchase                                        05/05/2003 7800 Shrs @ 11.9144                    $ -      $ 68,659.31
12/10/2002    Purchase                                        05/23/2003 5050 Shrs @ 12.1974                    $ -      $ 68,659.31
                                                              05/19/2003 714 Shrs @ 12.0044
                                                              05/13/2003 100 Shrs @ 11.9784
                                                              05/12/2003 3136 Shrs @ 11.9748
12/10/2002    Purchase                                        05/12/2003 3564 Shrs @ 11.9748                    $ -      $ 68,659.31
                                                              05/15/2003 3986 Shrs @ 11.9644
12/10/2002    Purchase                                        05/15/2003 214 Shrs @ 11.9544                     $ -      $ 68,659.31
                                                              05/16/2003 5200 Shrs @ 11.9490
                                                              05/16/2003 2586 Shrs @ 11.9394
12/11/2002    Purchase                                        06/09/2003 6700 Shrs @ 15.1993                    $ -      $ 68,659.31
12/11/2002    Purchase                                        06/09/2003 1200 Shrs @ 15.1993                    $ -      $ 68,659.31
12/12/2002    Purchase                                        06/06/2003 700 Shrs @ 15.3543                     $ -      $ 68,659.31
                                                              06/09/2003 9400 Shrs @ 15.1993
12/12/2002    Purchase                                        06/09/2003 7700 Shrs @ 15.1993                    $ -      $ 68,659.31
                                                              06/09/2003 300 Shrs @ 15.1993
12/12/2002    Purchase                                        06/06/2003 5000 Shrs @ 15.5559                    $ -      $ 68,659.31
12/12/2002    Purchase                                        06/09/2003 1000 Shrs @ 15.1993                    $ -      $ 68,659.31
12/13/2002    Purchase                                        06/06/2003 13200 Shrs @ 15.5559                   $ -      $ 68,659.31
                                                              06/06/2003 3200 Shrs @ 15.5559
                                                              06/06/2003 12700 Shrs @ 15.3943
                                                              06/11/2003 6600 Shrs @ 15.3624
12/16/2002    Purchase                                        06/13/2003 9200 Shrs @ 16.2777                    $ -      $ 68,659.31
12/16/2002    Purchase                                        06/12/2003 3300 Shrs @ 16.2842                    $ -      $ 68,659.31
                                                              06/13/2003 2252 Shrs @ 16.2777
12/17/2002    Purchase                                        06/13/2003 6100 Shrs @ 16.2777                    $ -      $ 68,659.31
12/17/2002    Purchase                                        06/13/2003 6397 Shrs @ 16.2777                    $ -      $ 68,659.31
12/18/2002    Purchase                                        06/13/2003 4648 Shrs @ 16.2777                    $ -      $ 68,659.31
                                                              06/16/2003 452 Shrs @ 16.2374
12/18/2002    Purchase                                        06/13/2003 4010 Shrs @ 16.2777                    $ -      $ 68,659.31
12/19/2002    Purchase                                        06/16/2003 11000 Shrs @ 16.2374                   $ -      $ 68,659.31
12/19/2002    Purchase                                        06/13/2003 5157 Shrs @ 16.2777                    $ -      $ 68,659.31
12/20/2002    Purchase                                        06/16/2003 39529 Shrs @ 16.2374                   $ -      $ 68,659.31
                                                              06/13/2003 3400 Shrs @ 16.1777
                                                              06/17/2003 171 Shrs @ 16.1353
12/20/2002    Purchase                                        06/17/2003 4529 Shrs @ 16.1353                    $ -      $ 68,659.31
                                                              06/12/2003 36615 Shrs @ 16.0722
12/20/2002    Purchase                                        06/16/2003 2000 Shrs @ 16.2374                    $ -      $ 68,659.31
12/23/2002    Purchase                                        06/19/2003 5740 Shrs @ 16.1092                    $ -      $ 68,659.31
                                                              06/12/2003 760 Shrs @ 16.0722
12/23/2002    Purchase                                        06/16/2003 6800 Shrs @ 16.2374                    $ -      $ 68,659.31
12/24/2002    Purchase                                        06/19/2003 100 Shrs @ 16.1092                     $ -      $ 68,659.31
12/24/2002    Purchase                                        06/19/2003 340 Shrs @ 16.1092                     $ -      $ 68,659.31
12/26/2002    Purchase                                        06/17/2003 3100 Shrs @ 16.1353                    $ -      $ 68,659.31
12/26/2002    Purchase                                        06/19/2003 14420 Shrs @ 16.1092                   $ -      $ 68,659.31
12/27/2002    Purchase                                        06/17/2003 7500 Shrs @ 16.1353                    $ -      $ 68,659.31
12/27/2002    Purchase                                        06/16/2003 27819 Shrs @ 16.2374                   $ -      $ 68,659.31
12/30/2002    Purchase                                        06/27/2003 2244 Shrs @ 18.5841                    $ -      $ 68,659.31
                                                              06/27/2003 8456 Shrs @ 18.5612
12/30/2002    Purchase                                        06/27/2003 14456 Shrs @ 18.5841                   $ -      $ 68,659.31
12/31/2002    Purchase                                        06/242003 11600 Shrs @ 18.5612                    $ -      $ 68,659.31
12/31/2002    Purchase                                        06/27/2003 11800 Shrs @18.5612                    $ -      $ 68,659.31
12/31/2002    Purchase                                        06/27/2003 20000 Shrs @ 18.5612                   $ -      $ 68,659.31
  1/2/2003    Purchase                                        06/27/2003 2000 Shrs @ 18.5612                    $ -      $ 68,659.31
  1/2/2003    Purchase                                        06/30/2003 19500 Shrs @ 18.8891                   $ -      $ 68,659.31
                                                              06/27/2003 6900 Shrs @ 18.5612
  1/3/2003    Purchase                                        07/01/2003 3346 Shrs @ 19.2390                    $ -      $ 68,659.31
  1/6/2003    Purchase                                        06/30/2003 12500 Shrs @ 19.4381                   $ -      $ 68,659.31
                                                              07/01/2003 3800 Shrs @ 19.4146
                                                              07/01/2003 14300 Shrs @ 19.2390
  1/7/2003    Purchase                                        06/30/2003 20400 Shrs @ 19.4406                   $ -      $ 68,659.31
                                                              06/30/2003 5400 Shrs @ 19.4381
  1/7/2003    Purchase                                        07/01/2003 200 Shrs @ 19.2390                     $ -      $ 68,659.31
  1/8/2003    Purchase                                        06/30/2003 52700 Shrs @ 19.4549                   $ -      $ 68,659.31
  1/8/2003    Purchase                                        06/30/2003 100 Shrs @ 19.4381                     $ -      $ 68,659.31
  1/9/2003    Purchase                                        07/07/2003 31600 Shrs @ 19.4704                   $ -      $ 68,659.31
                                                              06/30/2003 7900 Shrs @ 19.4549
 1/10/2003    Purchase                                        07/01/2003 20000 Shrs @ 19.5519                   $ -      $ 68,659.31
                                                              07/07/2003 6000 Shrs @ 19.4704
 1/10/2003    Purchase                                        06/30/2003 500 Shrs @ 19.4381                     $ -      $ 68,659.31
 1/13/2003    Purchase                                        06/30/2003 19600 Shrs @ 19.4381                   $ -      $ 68,659.31
 1/13/2003    Purchase                                        07/07/2003 500 Shrs @ 19.4366                     $ -      $ 68,659.31
 1/14/2003    Purchase                                        06/30/2003 1800 Shrs @ 19.4549                    $ -      $ 68,659.31
                                                              06/30/2003 29600 Shrs @ 19.4406
 1/15/2003    Purchase                                        07/11/2003 1500 Shrs @ 19.9191                    $ -      $ 68,659.31
 1/16/2003    Purchase                                        07/14/2003 20900 Shrs @ 19.8828                   $ -      $ 68,659.31
 1/17/2003    Purchase                                        07/14/2003 7100 Shrs @ 19.9141                    $ -      $ 68,659.31
                                                              07/14/2003 7300 Shrs @ 19.8828
 1/21/2003    Purchase                                        07/15/2003 10400 Shrs @ 19.9401                   $ -      $ 68,659.31
                                                              07/11/2003 18500 Shrs @ 19.9191
                                                              07/14/2003 7900 Shrs @ 19.9141
 1/22/2003    Purchase                                        07/09/2003 11800 Shrs @ 19.9476                   $ -      $ 68,659.31
                                                              07/10/2003 8700 Shrs @ 19.9469
 1/23/2003    Purchase                                        07/15/2003 41300 Shrs @ 19.9401                   $ -      $ 68,659.31
 1/23/2003    Purchase                                        07/15/2003 10000 Shrs @ 19.9401                   $ -      $ 68,659.31
 1/24/2003    Purchase                                        07/10/2003 50900 Shrs @ 19.9469                   $ -      $ 68,659.31
                                                              07/15/2003 5300 Shrs @ 19.9401
 1/24/2003    Purchase                                        07/16/2003 1600 Shrs @ 19.9691                    $ -      $ 68,659.31
                                                              07/09/2003 5900 Shrs @ 19.9616
 1/27/2003    Purchase                                        07/11/2003 19200 Shrs @ 19.9877                   $ -      $ 68,659.31
 1/27/2003    Purchase                                        07/11/2003 1000 Shrs @ 19.9877                    $ -      $ 68,659.31
 1/28/2003    Purchase                                        07/10/2003 13300 Shrs @ 19.9469                   $ -      $ 68,659.31
 1/29/2003    Purchase                                        07/09/2003 7700 Shrs @ 19.9476                    $ -      $ 68,659.31
 1/30/2003    Purchase                                        07/11/2003 27500 Shrs @ 19.9877                   $ -      $ 68,659.31
 1/31/2003    Purchase                                        07/14/2003 27200 Shrs @ 19.9141                   $ -      $ 68,659.31
 1/31/2003    Purchase                                        07/16/2003 20000 Shrs @ 19.8755                   $ -      $ 68,659.31
 1/31/2003    Purchase                                        07/10/2003 9400 Shrs @ 19.9469                    $ -      $ 68,659.31
  2/3/2003    Purchase                                        07/14/2003 25800 Shrs @ 19.9141                   $ -      $ 68,659.31
  2/4/2003    Purchase                                        07/09/2003 12600 Shrs @ 19.9616                   $ -      $ 68,659.31
                                                              07/09/2003 14300 Shrs @ 19.9616
  2/5/2003    Purchase                                        07/10/2003 7700 Shrs @ 19.9469                    $ -      $ 68,659.31
  2/6/2003    Purchase                                        07/11/2003 6000 Shrs @ 19.9877                    $ -      $ 68,659.31
                                                              07/10/2003 15100 Shrs @ 19.9818
                                                              07/16/2003 14800 Shrs @ $19.9691
  2/6/2003    Purchase                                        07/09/2003 3000 Shrs @ 20.0775                    $ -      $ 68,659.31
  2/6/2003    Purchase                                        07/09/2003 2900 Shrs @ 19.9616                    $ -      $ 68,659.31
  2/7/2003    Purchase                                        07/08/2003 800 Shrs @ 20.2996                     $ -      $ 68,659.31
                                                              07/08/2003 33900 Shrs @ 20.2964
 2/10/2003    Purchase                                        07/11/2003 2600 Shrs @ 19.9877                    $ -      $ 68,659.31
 2/11/2003    Purchase                                        07/09/2003 4200 Shrs @ 20.0775                    $ -      $ 68,659.31
                                                              07/14/2003 10000 Shrs @ 20.0591
                                                              07/10/2003 11100 Shrs @ 20.0491
                                                              07/10/2003 5800 Shrs @ 20.0370
                                                              07/11/2003 4000 Shrs @ 19.9877
 2/11/2003    Purchase                                        07/09/2003 4000 Shrs @ 19.9616                    $ -      $ 68,659.31
 2/12/2003    Purchase                                        07/09/2003 10700 Shrs @ 19.9616                   $ -      $ 68,659.31
                                                              07/09/2003 7600 Shrs @ 19.9476
 2/13/2003    Purchase                                        07/09/2003 4000 Shrs @ 19.9476                    $ -      $ 68,659.31
 2/14/2003    Purchase                                        07/09/2003 15000 Shrs @ 19.9616                   $ -      $ 68,659.31
 2/14/2003    Purchase                                        07/09/2003 1500 Shrs @ 19.9616                    $ -      $ 68,659.31
 2/18/2003    Purchase                                        07/09/2003 27800 Shrs @ 19.9616                   $ -      $ 68,659.31
 2/19/2003    Purchase                                        07/08/2003 2500 Shrs @ 20.2964                    $ -      $ 68,659.31
                                                              07/14/2003 600 Shrs @ 20.2441
                                                              07/08/2003 33200 Shrs @ 20.1161
 2/20/2003    Purchase                                        07/08/2003 11300 Shrs @ 20.2964                   $ -      $ 68,659.31
 2/21/2003    Purchase                                        07/08/2003 13300 Shrs @ 20.2964                   $ -      $ 68,659.31
 2/21/2003    Purchase                                        07/09/2003  5000 Shrs @ 19.9616                   $ -      $ 68,659.31
 2/21/2003    Purchase                                        07/11/2003 15000 Shrs @ 19.9877                   $ -      $ 68,659.31
 2/24/2003    Purchase                                        07/08/2003 16800 Shrs @ 20.1161                   $ -      $ 68,659.31
                                                              07/09/2003 3300 Shrs @ 20.0775
 2/24/2003    Purchase                                        07/09/2003 300 Shrs @ 19.9616                     $ -      $ 68,659.31
 2/25/2003    Purchase                                        07/08/2003 19000 Shrs @ 20.2964                   $ -      $ 68,659.31
 2/26/2003    Purchase                                        07/09/2003 19700 Shrs @ 19.9476                   $ -      $ 68,659.31
 2/27/2003    Purchase                                        07/14/2003 22900 Shrs @ 19.8828                   $ -      $ 68,659.31
 2/27/2003    Sell           10/15/2002 400 Shrs @ 5.2308                                                  $ 633.60      $ 69,292.91
 2/28/2003    Purchase                                        07/16/2003 19200 Shrs @ 19.8755                   $ -      $ 69,292.91
  3/3/2003    Purchase                                        07/14/2003 8600 Shrs @ 19.8828                    $ -      $ 69,292.91
                                                              07/16/2003 9100 Shrs @ 19.8755
  3/3/2003    Purchase                                        07/14/2003 400 Shrs @ 19.8828                     $ -      $ 69,292.91
  3/4/2003    Purchase                                        07/14/2003 17500 Shrs @ 19.8828                   $ -      $ 69,292.91
  3/5/2003    Purchase                                        07/16/2003 19800 Shrs @ 19.8755                   $ -      $ 69,292.91
  3/6/2003    Purchase                                        07/16/2003 26500 Shrs @ 19.8755                   $ -      $ 69,292.91
  3/7/2003    Purchase                                        07/16/2003 29100 Shrs @ 19.8755                   $ -      $ 69,292.91
 3/10/2003    Purchase                                        07/16/2003 4200 Shrs @ 19.8755                    $ -      $ 69,292.91
                                                              07/18/2003 500 Shrs @ 19.8191
                                                              07/24/2003 43078 Shrs @ 19.6864
                                                              07/17/2003 14500 Shrs @ 19.6731
                                                              07/18/2003 41400 Shrs @ 19.6462
                                                              07/21/2003 222 Shrs @ 19.5991
 3/11/2003    Purchase                                        07/21/2003 10978 Shrs @ 19.5991                   $ -      $ 69,292.91
                                                              07/07/2003 39500 Shrs @ 19.4366
                                                              07/23/2003 11522 Shrs @ 19.4191
 3/12/2003    Purchase                                        07/23/2003 3478 Shrs @ 19.4191                    $ -      $ 69,292.91
                                                              07/08/2003 7000 Shrs @ 19.4091
                                                              07/23/2003 20522 Shrs @ 19.3913
 3/13/2003    Purchase                                        07/23/2003 87278 Shrs @ 19.3913                   $ -      $ 69,292.91
                                                              07/07/2003 200 Shrs @ 19.3541
                                                              07/21/2003 5422 Shrs @ 19.2881
 3/14/2003    Purchase                                        07/23/2003 17200 Shrs @ 19.3913                   $ -      $ 69,292.91
 3/17/2003    Purchase                                        07/22/2003 8900 Shrs @ 19.1527                    $ -      $ 69,292.91
 3/18/2003    Purchase                                        07/01/2003 30800 Shrs @ 19.2390                   $ -      $ 69,292.91
 3/19/2003    Purchase                                        07/22/2003 23500 Shrs @ 19.1527                   $ -      $ 69,292.91
 3/20/2003    Purchase                                        06/26/2003 39000 Shrs @ 17.7712                   $ -      $ 69,292.91
 3/20/2003    Purchase                                        06/26/2003 5000 Shrs @ 17.7712                    $ -      $ 69,292.91
 3/21/2003    Purchase                                        06/26/2003 22600 Shrs @ 17.7712                   $ -      $ 69,292.91
 3/21/2003    Purchase                                        06/26/2003 3500 Shrs @ 17.7712                    $ -      $ 69,292.91
 3/24/2003    Purchase                                        06/26/2003 56700 Shrs @ 17.7712                   $ -      $ 69,292.91
 3/25/2003    Purchase                                        06/27/2003 36800 Shrs @ 18.5612                   $ -      $ 69,292.91
                                                              06/26/2003 25800 Shrs @ 17.7712
 3/26/2003    Purchase                                        07/03/2003 5432 Shrs @ 19.1291                    $ -      $ 69,292.91
                                                              07/03/2003 26000 Shrs @ 19.1196
                                                              07/03/2003 14800 Shrs @ 19.0891
                                                              07/02/2003 19624 Shrs @ 19.0630
                                                              07/22/2003 2100 Shrs @ 19.0541
                                                              07/02/2003 23444 Shrs @ 19.0366
 3/26/2003    Purchase                                        07/02/2003 15000 Shrs @ 19.0170                   $ -      $ 69,292.91
 3/27/2003    Purchase                                        07/02/2003 3456 Shrs @ 19.0366                    $ -      $ 69,292.91
                                                              07/02/2003 34944 Shrs @ 19.0170
 3/28/2003    Purchase                                        06/26/2003 9500 Shrs @ 17.7712                    $ -      $ 69,292.91
 3/31/2003    Purchase                                        06/11/2003 14295 Shrs @ 15.3624                   $ -      $ 69,292.91
                                                              06/09/2003 18005 Shrs @ 15.1993
 3/31/2003    Purchase                                        06/12/2003 95 Shrs @ 15.4643                      $ -      $ 69,292.91
                                                              06/11/2003 1905 Shrs @ 15.3624
  4/1/2003    Purchase                                        06/09/2003 55400 Shrs @ 15.1993                   $ -      $ 69,292.91
  4/2/2003    Purchase                                        06/26/2003 24200 Shrs @ 17.7712                   $ -      $ 69,292.91
                                                              06/26/2003 20000 Shrs @ 17.6792
                                                              06/12/2003 39525 Shrs @ 16.0722
                                                              06/18/2003 500 Shrs @ 16.0452
                                                              06/18/2003 471 Shrs @ 15.9942
                                                              06/17/2003 22900 Shrs @ 15.9822
                                                              06/19/2003 14199 Shrs @ 15.8734
                                                              06/19/2003 5500 Shrs @ 15.8089
                                                              06/20/2003 1700 Shrs @ 15.7543
                                                              06/12/2003 500 Shrs @ 15.7285
                                                              06/23/2003 25000 Shrs @ 15.5493
                                                              06/12/2003 10805 Shrs @ 15.4643
  4/3/2003    Purchase                                        07/02/2003 32656 Shrs @ 19.0127                   $ -      $ 69,292.91
                                                              06/27/2003 49944 Shrs @ 18.5612
  4/3/2003    Purchase                                        07/02/2003 5000 Shrs @ 19.0127                    $ -      $ 69,292.91
  4/3/2003    Purchase                                        07/02/2003 5000 Shrs @ 19.0127                    $ -      $ 69,292.91
  4/3/2003    Purchase                                        06/26/2003 4500 Shrs @ 17.7712                    $ -      $ 69,292.91
  4/4/2003    Purchase                                        07/21/2003 26978 Shrs @ 19.2881                   $ -      $ 69,292.91
                                                              07/23/2003 18600 Shrs @ 19.2691
                                                              07/01/2003 50722 Shrs @ 19.2390
  4/7/2003    Purchase                                        07/22/2003 8532 Shrs @ 19.1527                    $ -      $ 69,292.91
                                                              07/03/2003 1568 Shrs @ 19.1291
  4/8/2003    Purchase                                        07/22/2003 48500 Shrs @ 19.1527                   $ -      $ 69,292.91
  4/9/2003    Purchase                                        07/01/2003 28632 Shrs @ 19.2390                   $ -      $ 69,292.91
                                                              07/21/2003 1300 Shrs @ 19.1641
                                                              07/22/2003 8068 Shrs @ 19.1527
  4/9/2003    Purchase                                        07/01/2003 2000 Shrs @ 19.2390                    $ -      $ 69,292.91
 4/10/2003    Purchase                                        07/02/2003 16556 Shrs @ 19.0170                   $ -      $ 69,292.91
                                                              07/02/2003 3944 Shrs @ 19.0127
 4/11/2003    Purchase                                        07/02/2003 8400 Shrs @ 19.0127                    $ -      $ 69,292.91
 4/14/2003    Purchase                                        06/27/2003 8100 Shrs @ 18.5612                    $ -      $ 69,292.91
 4/15/2003    Purchase                                        06/26/2003 24100 Shrs @ 17.7712                   $ -      $ 69,292.91
 4/15/2003    Sell           10/22/2002 9300 Shrs @ 5.2500                                              $ 43,681.17     $ 112,974.08
 4/15/2003    Sell           10/22/2002 1100 Shrs @ 5.2500                                               $ 4,877.95     $ 117,852.03
 4/16/2003    Purchase                                        06/09/2003 14795 Shrs @ 15.1993                   $ -     $ 117,852.03
                                                              06/24/2003 7900 Shrs @ 15.0843
                                                              06/24/2003 34300 Shrs @ 15.0644
                                                              06/26/2003 12400 Shrs @ 14.7693
                                                              06/25/2003 13605 Shrs @ 14.7512
 4/16/2003    Sell           10/22/2002 300 Shrs @ 5.2500                                                $ 1,486.35     $ 119,338.38
 4/17/2003    Purchase                                        06/25/2003 2295 Shrs @ 14.7512                    $ -     $ 119,338.38
 4/21/2003    Purchase                                                                                          $ -     $ 119,338.38
 4/22/2003    Purchase                                                                                          $ -     $ 119,338.38
 4/22/2003    Purchase                                                                                          $ -     $ 119,338.38
 4/23/2003    Purchase                                                                                          $ -     $ 119,338.38
 4/23/2003    Purchase                                                                                          $ -     $ 119,338.38
 4/24/2003    Purchase                                                                                          $ -     $ 119,338.38
 4/24/2003    Sell           10/30/2002 500 Shrs @ 5.7586                                                $ 2,577.95     $ 121,916.33
 4/24/2003    Purchase                                                                                          $ -     $ 121,916.33
 4/24/2003    Sell           10/29/2002 6600 Shrs @ 5.7183                                             $ 156,157.72     $ 278,074.05
                             10/28/2002 2700  Shrs @ 5.7198
                             10/30/2002 7000 Shrs @ 5.7288
                             10/28/2002 1754 Shrs @ 5.7323
                             10/30/2003 5000 Shrs @ 5.7350
                             10/29/2002 1500 Shrs @ 5.7400
                             10/30/2002 5000 Shrs @ 5.7500
                             10/30/2002 471 Shrs @ 5.7586
 4/25/2003    Purchase                                                                                          $ -     $ 278,074.05
 4/25/2003    Sell           10/29/2002 6600 Shrs @ 5.7183                                              $ 36,703.26     $ 314,777.31
 4/25/2003    Purchase                                                                                          $ -     $ 314,777.31
 4/28/2003    Purchase                                                                                          $ -     $ 314,777.31
 4/29/2003    Purchase                                                                                          $ -     $ 314,777.31
 4/29/2003    Sell           10/31/2002 6400 Shrs @ 5.8131                                              $ 41,815.94     $ 356,593.25
                             10/31/2002 1300 Shrs @ 5.8555
 4/29/2003    Sell           10/31/2002 2700 Shrs @ 5.8555                                              $ 31,914.15     $ 388,507.40
                             10/31/2002 3300 Shrs @ 5.8900
 4/30/2003    Purchase                                                                                          $ -     $ 388,507.40
 4/30/2003    Sell           12/02/2002 4000 Shrs @ 6.5641                                              $ 18,991.60     $ 407,499.00
 4/30/2003    Sell           11/01/2002 8000 Shrs @ 5.8225                                             $ 138,980.54     $ 546,479.54
                             11/01/2002 500 Shrs @ 5.8300
                             11/01/2002 10000 Shrs @ 5.9500
                             12/03/2002 3314 Shrs @ 6.5387
                             12/02/2002 4586 Shrs @ 6.5596
  5/1/2003    Purchase                                                                                          $ -     $ 546,479.54
  5/1/2003    Sell           12/02/2002 14514 Shrs @ 6.5596                                            $ 120,381.99     $ 666,861.53
                             12/02/2002 10786 Shrs @ 6.5641
  5/1/2003    Sell           12/02/2002 414 Shrs @ 6.4989                                               $ 29,133.79     $ 695,995.32
                             12/03/2002 5100 Shrs @ 6.5186
                             12/03/2002 486 Shrs @ 6.5387
  5/1/2003    Purchase                                                                                          $ -     $ 695,995.32
  5/1/2003    Sell           12/02/2002 1400 Shrs @ 6.5641                                               $ 6,609.54     $ 702,604.86
  5/2/2003    Purchase                                                                                          $ -     $ 702,604.86
  5/2/2003    Sell           11/04/2002 3000 Shrs @ 5.9150                                              $ 66,735.76     $ 769,340.62
                             11/04/2002 1600 Shrs @ 5.9269
                             11/05/2002 1000 Shrs @ 5.9500
                             11/06/2002 2000 Shrs @ 6.0400
                             11/15/2002 1874 Shrs @ 6.3285
                             11/18/2002 1000 Shrs @ 6.3428
                             12/04/2002 1326 Shrs @ 6.3674
   5/2/2003    Purchase                                                                                         $ -     $ 769,340.62
   5/2/2003    Sell          11/15/2002 424 Shrs @ 6.3802                                              $ 147,558.69     $ 916,899.31
                             11/19/2002 2090 Shrs @6.3893
                             12/04/2002 700 Shrs @ 6.3906
                             11/15/2002 7000 Shrs @ 6.4014
                             11/18/2002 7500 Shrs @ 6.4310
                             11/19/2002 3500 Shrs @ 6.4507
                             12/04/2002 7500 Shrs @ 6.4900
                             12/02/2002 586 Shrs @ 6.4989
  5/2/2003    Purchase                                                                                          $ -     $ 916,899.31
  5/2/2003    Sell           12/04/2002 3374 Shrs @ 6.3674                                              $ 31,932.35     $ 948,831.66
                             11/20/2002 1600 Shrs @ 6.3675
                             11/15/2002 1126 Shrs @ 6.3802
  5/5/2003    Purchase                                                                                          $ -     $ 948,831.66
  5/5/2003    Purchase                                                                                          $ -     $ 948,831.66
  5/5/2003    Sell           11/08/2002 2350 Shrs @ 6.0213                                              $ 98,839.27   $ 1,047,670.93
                             11/07/2002 5188 Shrs @ 6.0739
                             11/14/2002 1850 Shrs @ 6.2871
                             12/09/2002 86 Shrs @ 6.2970
                             12/09/2002 7800 Shrs @ 6.3181
                             11/15/2002 26 Shrs @ 6.3285
  5/5/2003    Purchase                                                                                          $ -   $ 1,047,670.93
  5/5/2003    Sell           11/11/2002 5500 Shrs @ 5.8434                                             $ 190,364.15   $ 1,238,035.08
                             11/11/2002 8500 Shrs @ 5.9206
                             11/08/2002 7500 Shrs @ 6.0000
                             11/08/2002 10000 Shrs @ 6.0213
  5/6/2003    Purchase                                                                                          $ -   $ 1,238,035.08
  5/6/2003    Purchase                                                                                          $ -   $ 1,238,035.08
  5/7/2003    Purchase                                                                                          $ -   $ 1,238,035.08
  5/7/2003    Sell           11/13/2002 700 Shrs @ 6.1175                                                $ 4,092.83   $ 1,242,127.91
  5/7/2003    Purchase                                                                                          $ -   $ 1,242,127.91
  5/7/2003    Sell           11/15/2002 12700 Shrs @ 6.3285                                             $ 70,051.93   $ 1,312,179.84
  5/7/2003    Sell           11/15/2002 1000 Shrs @ 6.3285                                               $ 5,525.90   $ 1,317,705.74
  5/8/2003    Purchase                                                                                          $ -   $ 1,317,705.74
  5/8/2003    Sell           11/15/2002 6400 Shrs @ 6.3285                                              $ 35,664.64   $ 1,353,370.38
  5/8/2003    Sell           11/12/2002 700 Shrs @ 5.6300                                               $ 28,476.64   $ 1,381,847.02
                             11/11/2002 3900 Shrs @ 5.8434
  5/9/2003    Purchase                                                                                          $ -   $ 1,381,847.02
  5/9/2003    Sell           11/13/2002 900 Shrs @ 6.1175                                               $ 13,694.16   $ 1,395,541.18
                             11/14/2002 1500 Shrs @ 6.2871
 5/12/2003    Purchase                                                                                          $ -   $ 1,395,541.18
 5/12/2003    Sell           11/14/2002 600 Shrs @ 6.2871                                                $ 3,385.38   $ 1,398,926.56
 5/12/2003    Purchase                                                                                          $ -   $ 1,398,926.56
 5/12/2003    Sell           11/14/2002 5200 Shrs @ 6.2652                                              $ 67,885.15   $ 1,466,811.71
                             12/10/2002 3136 Shrs @ 6.2737
                             12/10/2002 3564 Shrs @ 6.2743
 5/13/2003    Purchase                                                                                          $ -   $ 1,466,811.71
 5/13/2003    Purchase                                                                                          $ -   $ 1,466,811.71
 5/13/2003    Sell           11/20/2002 1400 Shrs @ 6.2650                                               $ 8,569.23   $ 1,475,380.94
                             12/10/2002 100 Shrs @ 6.2737
 5/14/2003    Purchase                                                                                          $ -   $ 1,475,380.94
 5/14/2003    Sell           12/05/2002 1800 Shrs @ 6.2864                                              $ 10,203.48   $ 1,485,584.42
 5/15/2003    Purchase                                                                                          $ -   $ 1,485,584.42
 5/15/2003    Sell           11/20/2002 600 Shrs @ 6.2650                                                $ 3,441.00   $ 1,489,025.42
 5/15/2003    Sell           12/05/2002 4686 Shrs @ 6.2864                                              $ 27,772.43   $ 1,516,797.85
                             12/10/2002 214 Shrs @ 6.2900
 5/15/2003    Purchase                                                                                          $ -   $ 1,516,797.85
 5/15/2003    Purchase                                                                                          $ -   $ 1,516,797.85
 5/15/2003    Sell           12/10/2002 3986 Shrs @ 6.2743                                              $ 22,760.23   $ 1,539,558.08
                             12/05/2002 14 Shrs @ 6.2864
 5/16/2003    Purchase                                                                                          $ -   $ 1,539,558.08
 5/16/2003    Purchase                                                                                          $ -   $ 1,539,558.08
 5/16/2003    Sell           12/10/2002 2586 Shrs @ 6.2900                                              $ 40,079.14   $ 1,579,637.22
                             12/09/2002 4514 Shrs @ 6.2970
 5/16/2003    Purchase       11/18/2002 800 Shrs @ 6.3428                                                $ 4,413.28   $ 1,584,050.50
 5/16/2003    Sell           12/10/2002 5200 Shrs @ 6.2900                                              $ 29,426.80   $ 1,613,477.30
 5/19/2003    Purchase                                                                                          $ -   $ 1,613,477.30
 5/19/2003    Sell           12/10/2002 714 Shrs @ 6.2737                                                $ 4,091.72   $ 1,617,569.02
 5/20/2003    Purchase                                                                                          $ -   $ 1,617,569.02
 5/20/2003    Purchase                                                                                          $ -   $ 1,617,569.02
 5/21/2003    Purchase                                                                                          $ -   $ 1,617,569.02
 5/22/2003    Purchase                                                                                          $ -   $ 1,617,569.02
 5/22/2003    Purchase                                                                                          $ -   $ 1,617,569.02
 5/22/2003    Purchase                                                                                          $ -   $ 1,617,569.02
 5/23/2003    Purchase                                                                                          $ -   $ 1,617,569.02
 5/23/2003    Purchase                                                                                          $ -   $ 1,617,569.02
 5/23/2003    Sell           12/06/2002 200 Shrs @ 6.2514                                                $ 1,198.70   $ 1,618,767.72
 5/23/2003    Sell           12/06/2002 1000 Shrs @ 6.2514                                              $ 80,012.77   $ 1,698,780.49
                             12/06/2002 3450 Shrs @ 6.2681
                             12/05/2002 4000 Shrs @ 6.2734
                             12/10/2002 5050 Shrs @ 6.2737
 5/27/2003    Purchase                                                                                          $ -   $ 1,698,780.49
 5/27/2003    Purchase                                                                                          $ -   $ 1,698,780.49
 5/27/2003    Sell           12/06/2002 1300 Shrs @ 6.2514                                               $ 8,768.89   $ 1,707,549.38
 5/27/2003    Sell           12/06/2002 600 Shrs @ 6.2514                                                $ 3,874.80   $ 1,711,424.18
 5/27/2003    Purchase                                                                                          $ -   $ 1,711,424.18
 5/28/2003    Sell           12/05/2002 7500 Shrs @ 6.2500                                             $ 104,444.82   $ 1,815,869.00
                             12/06/2002 5000 Shrs @ 6.2500
                             12/06/2002 2300 Shrs @ 6.2514
 5/28/2003    Purchase                                                                                          $ -   $ 1,815,869.00
 5/28/2003    Purchase                                                                                          $ -   $ 1,815,869.00
 5/29/2003    Sell           12/06/2002 2600 Shrs @ 6.2514                                              $ 18,025.80   $ 1,833,894.80
 5/29/2003    Purchase                                                                                          $ -   $ 1,833,894.80
 5/29/2003    Purchase                                                                                          $ -   $ 1,833,894.80
 5/30/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/2/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/2/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/2/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/3/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/3/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/4/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/4/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/5/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/5/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/6/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/6/2003    Purchase                                                                                          $ -   $ 1,833,894.80
  6/6/2003    Sell           12/12/2002 5000 Shrs @ 6.0100                                             $ 172,683.34   $ 2,006,578.14
                             12/13/2002 13200 Shrs @ 6.0897
  6/6/2003    Sell           12/13/2002 3200 Shrs @ 6.0897                                              $ 30,291.84   $ 2,036,869.98
  6/6/2003    Purchase                                                                                          $ -   $ 2,036,869.98
  6/6/2003    Sell           12/13/2002 12700 Shrs @ 6.0897                                            $ 118,168.42   $ 2,155,038.40
  6/6/2003    Purchase                                                                                          $ -   $ 2,155,038.40
  6/6/2003    Purchase                                                                                          $ -   $ 2,155,038.40
  6/6/2003    Sell           12/12/2002 700 Shrs @ 6.1372                                                $ 6,451.97   $ 2,161,490.37
  6/9/2003    Purchase                                                                                          $ -   $ 2,161,490.37
  6/9/2003    Purchase                                                                                          $ -   $ 2,161,490.37
  6/9/2003    Sell           12/12/2002 9400 Shrs @ 6.1372                                             $ 154,506.84   $ 2,315,997.21
                             12/12/2002 7700 Shrs @ 6.1963
  6/9/2003    Sell           12/12/2002 300 Shrs @ 6.1963                                              $ 542,623.87   $ 2,858,621.08
                             12/12/2002 1000 Shrs @ 6.2450
                             12/11/2002 1200 Shrs @ 6.2592
                             12/11/2002 6700 Shrs @ 6.2683
                             03/31/2003 18005 Shrs @ 9.8445
                             04/01/2003 55400 Shrs @ 9.9976
                             04/16/2003 14795 Shrs @ 10.0749
 6/10/2003    Purchase                                                                                          $ -   $ 2,858,621.08
 6/10/2003    Purchase                                                                                          $ -   $ 2,858,621.08
 6/11/2003    Purchase                                                                                          $ -   $ 2,858,621.08
 6/11/2003    Purchase                                                                                          $ -   $ 2,858,621.08
 6/11/2003    Sell           12/13/2002 6600 Shrs @ 6.0897                                             $ 150,617.42   $ 3,009,238.50
                             03/31/2003 1905 Shrs @ 9.8300
                             03/31/2003 14295 Shrs @ 9.8445
 6/12/2003    Purchase                                                                                          $ -   $ 3,009,238.50
 6/12/2003    Sell           04/02/2003 500 Shrs @ 9.7864                                                $ 2,971.05   $ 3,012,209.55
 6/12/2003    Sell           12/16/2002 3300 Shrs @ 6.3948                                              $ 32,635.02   $ 3,044,844.57
 6/12/2003    Sell           04/02/2003 10805 Shrs @ 9.7864                                             $ 61,884.97   $ 3,106,729.54
                             03/31/2003 95 Shrs @ 9.8300
 6/12/2003    Sell           12/20/2002 36615 Shrs @ 6.9712                                            $ 588,554.09   $ 3,695,283.63
                             12/23/2002 760 Shrs @ 7.0265
                             04/02/2003 39525 Shrs @ 9.7864
 6/13/2003    Purchase                                                                                          $ -   $ 3,695,283.63
 6/13/2003    Sell           12/20/2002 3400 Shrs @ 6.9497                                              $ 31,375.20   $ 3,726,658.83
 6/13/2003    Sell           12/16/2002 2252 Shrs @ 6.3948                                             $ 368,761.32   $ 4,095,420.15
                             12/16/2002 9200 Shrs @ 6.4027
                             12/17/2002 6397 Shrs @ 6.5412
                             12/17/2002 6100 Shrs @ 6.5419
                             12/19/2002 5157 Shrs @ 6.5614
                             12/18/2002 4010 Shrs @ 6.5880
                             12/18/2002 4648 Shrs @ 6.5919
 6/16/2003    Purchase                                                                                          $ -   $ 4,095,420.15
 6/16/2003    Sell           12/18/2002 452 Shrs @ 6.5919                                              $ 817,866.90   $ 4,913,287.05
                             12/19/2002 11000 Shrs @ 6.6512
                             12/20/2002 2000 Shrs @ 6.7900
                             12/27/2002 27819 Shrs @ 6.9322
                             12/23/2002 6800 Shrs @ 6.9478
                             12/20/2002 39529 Shrs @ 6.9497
 6/17/2003    Purchase                                                                                          $ -   $ 4,913,287.05
 6/17/2003    Purchase                                                                                          $ -   $ 4,913,287.05
 6/17/2003    Sell           04/02/2003 22900 Shrs @ 9.7864                                            $ 141,883.82   $ 5,055,170.87
 6/17/2003    Purchase                                                                                          $ -   $ 5,055,170.87
 6/17/2003    Sell           12/20/2002 171 Shrs @ 6.9497                                              $ 140,330.74   $ 5,195,501.61
                             12/27/2002 7500 Shrs @ 6.9585
                             12/26/2002 3100 Shrs @ 6.9644
                             12/20/2002 4529 Shrs @ 6.9712
 6/18/2003    Purchase                                                                                          $ -   $ 5,195,501.61
 6/18/2003    Purchase                                                                                          $ -   $ 5,195,501.61
 6/18/2003    Sell           04/02/2003 500 Shrs @ 9.7864                                                $ 3,129.40   $ 5,198,631.01
 6/18/2003    Purchase                                                                                          $ -   $ 5,198,631.01
 6/18/2003    Sell           04/02/2003 471 Shrs @ 9.7864                                                $ 2,923.87   $ 5,201,554.88
 6/19/2003    Purchase                                                                                          $ -   $ 5,201,554.88
 6/19/2003    Purchase                                                                                          $ -   $ 5,201,554.88
 6/19/2003    Sell           04/02/2003 5500 Shrs @ 9.7864                                              $ 33,123.75   $ 5,234,678.63
 6/19/2003    Sell           12/24/2002 340 Shrs @ 6.9800                                              $ 187,667.21   $ 5,422,345.84
                             12/24/2002 100 Shrs @ 6.9850
                             12/26/2002 14420 Shrs @ 6.9888
                             12/23/2002 5740 Shrs @ 7.0265
 6/19/2003    Purchase                                                                                          $ -   $ 5,422,345.84
 6/19/2003    Sell           04/02/2003 14199 Shrs @ 9.7864                                             $ 86,429.31   $ 5,508,775.15
 6/20/2003    Purchase                                                                                          $ -   $ 5,508,775.15
 6/20/2003    Purchase                                                                                          $ -   $ 5,508,775.15
 6/20/2003    Purchase                                                                                          $ -   $ 5,508,775.15
 6/20/2003    Purchase                                                                                          $ -   $ 5,508,775.15
 6/20/2003    Sell           04/02/2003 1700 Shrs @ 9.7864                                              $ 10,145.43   $ 5,518,920.58
 6/23/2003    Purchase                                                                                          $ -   $ 5,518,920.58
 6/23/2003    Purchase                                                                                          $ -   $ 5,518,920.58
 6/23/2003    Sell           04/02/2003 25000 Shrs @ 9.7864                                             $144,072.50    $5,662,993.08
 6/24/2003    Purchase                                                                                          $ -    $5,662,993.08
 6/24/2003    Purchase                                                                                          $ -    $5,662,993.08
 6/24/2003    Sell           04/16/2003 34300 Shrs @ 10.0749                                            $171,139.85    $5,834,132.93
 6/24/2003    Sell           04/16/2003 7900 Shrs @ 10.0749                                              $39,574.26    $5,873,707.19
 6/25/2003    Purchase                                                                                                 $5,873,707.19
 6/25/2003    Sell           04/16/2003 13605 Shrs @ 10.0749                                             $74,297.40    $5,948,004.59
                             04/17/2003 2295 Shrs @ 10.0992
 6/25/2003    Purchase                                                                                          $ -    $5,948,004.59
 6/26/2003    Purchase                                                                                          $ -    $5,948,004.59
 6/26/2003    Sell           03/25/2003 25800 Shrs @ 9.5215                                           $1,755,247.48    $7,703,252.07
                             03/20/2003 39000 Shrs @ 9.5379
                             03/28/2003 9500 Shrs @ 9.5484
                             03/24/2003 56700 Shrs @ 9.5506
                             03/20/2003 5000 Shrs @ 9.5600
                             04/03/2003 4500 Shrs @ 9.6000
                             03/21/2003 3500 Shrs @ 9.6493
                             03/21/2003 22600 Shrs @ 9.6738
                             04/15/2003 24100 Shrs @9.6967
                             04/02/2003 24200 Shrs @ 9.7864
 6/26/2003    Sell           04/16/2003 12400 Shrs @ 10.0749                                             $58,210.56    $7,761,462.63
 6/26/2003    Sell           04/02/2003 20000 Shrs @ 9.7864                                             $157,856.00    $7,919,318.63
 6/27/2003    Purchase                                                                                                 $7,919,318.63
 6/27/2003    Sell           12/30/2002 8456 Shrs @ 6.9564                                            $1,557,500.57    $9,476,819.20
                             12/31/2002 11800 Shrs @ 7.0606
                             01/02/2003 6900 Shrs @ 7.0702
                             12/31/2002 20000 Shrs @ 7.1000
                             12/31/2002 11600 Shrs @ 7.1232
                             01/02/2003 2000 Shrs @ 7.1305
                             04/03/2003 49944 Shrs @ 9.4780
                             04/14/2003 8100 Shrs @ 9.5122
                             03/25/2003 36800 Shrs @ 9.5215
 6/27/2003    Sell           12/30/2002 14456 Shrs @ 6.9480                                             $194,304.02    $9,671,123.22
                             12/30/2002 2244 Shrs @ 6.9564                                                      $ -
 6/30/2003    Purchase                                                                                                 $9,671,123.22
 6/30/2003    Sell           01/14/2003 29600 Shrs @ 6.8816                                             $627,719.48   $10,298,842.70
                             01/07/2003 20400 Shrs @ 6.8929
 6/30/2003    Sell           01/02/2003 19500 Shrs @ 7.0702                                             $230,468.55   $10,529,311.25
 6/30/2003    Sell           01/07/2003 5400 Shrs @ 6.8929                                              $476,690.25   $11,006,001.50
                             01/10/2003 500 Shrs @ 6.8950
                             01/08/2003 100 Shrs @ 6.9250
                             01/13/2003 19600 Shrs @ 6.9320
                             01/06/2003 12500 Shrs @ 6.9338
 6/30/2003    Sell           01/09/2003 7900 Shrs @ 6.8594                                              $785,539.80   $11,791,541.30
                             01/08/2003 52700 Shrs @ 6.8666
                             01/14/2003 1800 Shrs @ 6.8816
  7/1/2003    Purchase                                                                                          $ -   $11,791,541.30
  7/1/2003    Sell           01/06/2003 3800 Shrs @ 6.9338                                               $47,427.04   $11,838,968.34
  7/1/2003    Sell           01/10/2003 20000 Shrs @ 6.8396                                             $254,246.00   $12,093,214.34
  7/1/2003    Sell           01/06/2003 14300 Shrs @ 6.9338                                           $1,347,524.59   $13,440,738.93
                             01/07/2003 200 Shrs @ 6.9450
                             01/03/2003 3346 Shrs @ 6.9532
                             04/04/2003 50722 Shrs @ 9.1463
                             03/18/2003 30800 Shrs @ 9.1804
                             04/09/2003 2000 Shrs @ 9.2100
                             04/09/2003 28632 Shrs @ 9.2429
  7/2/2003    Purchase                                                                                          $ -   $13,440,738.93
  7/2/2003    Sell           03/26/2003 23444 Shrs @ 9.3537                                             $260,441.33   $13,701,180.26
                             03/27/2003 3456 Shrs @ 9.3620
  7/2/2003    Sell           04/10/2003 3944 Shrs @ 9.4298                                              $525,083.56   $14,226,263.82
                             04/03/2003 5000 Shrs @ 9.4500
                             04/03/2003 5000 Shrs @ 9.4500
                             04/11/2003 8400 Shrs @ 9.4536
                             04/03/2003 32656 Shrs @ 9.4780
  7/2/2003    Sell           03/27/2003 34944 Shrs @ 9.3620                                             $640,804.50   $14,867,068.32
                             03/26/2003 15000 Shrs @ 9.3707
                             04/10/2003 16556 Shrs @ 9.4298
  7/2/2003    Purchase                                                                                          $ -   $14,867,068.32
  7/2/2003    Sell           03/26/2003 19624 Shrs @ 9.3537                                             $190,535.30   $15,057,603.62
  7/3/2003    Purchase                                                                                          $ -   $15,057,603.62
  7/3/2003    Sell           04/07/2003 1568 Shrs @ 9.3477                                               $68,437.00   $15,126,040.83
                             03/26/2003 5432 Shrs @ 9.3537
  7/3/2003    Sell           03/26/2003 14800 Shrs @ 9.3537                                             $144,083.92   $15,270,124.75
  7/3/2003    Sell           03/26/2003 26000 Shrs @ 9.3537                                             $253,913.40   $15,524,038.15
  7/7/2003    Purchase                                                                                          $ -   $15,524,038.15
  7/7/2003    Sell           01/13/2003 500 Shrs @ 7.0050                                               $439,120.00   $15,963,158.15
                             03/11/2003 39500 Shrs @ 8.4770
  7/7/2003    Sell           01/10/2003 6000 Shrs @ 6.8396                                              $474,292.40   $16,437,450.55
                             01/09/2003 31600 Shrs @ 6.8594
  7/7/2003    Sell           03/13/2003 200 Shrs @ 9.0541                                                 $2,060.00   $16,439,510.55
  7/8/2003    Sell           02/19/2003 33200 Shrs @ 6.7186                                             $669,853.16   $17,109,363.71
                             02/24/2003 16800 Shrs @ 6.7199
  7/8/2003    Sell           03/12/2003 7000 Shrs @ 8.6402                                               $75,382.30   $17,184,746.01
  7/8/2003    Sell           02/07/2003 800 Shrs @ 6.6887                                                $10,888.72   $17,195,634.73
  7/8/2003    Purchase                                                                                          $ -   $17,195,634.73
  7/8/2003    Sell           02/07/2003 33900 Shrs @ 6.6887                                           $1,088,094.22   $18,283,728.95
                             02/20/2003 11300 Shrs @ 6.6948
                             02/21/2003 13300 Shrs @ 6.6997
                             02/25/2003 19000 Shrs @ 6.7009
                             02/19/2003 2500 Shrs @ 6.7186
  7/9/2003    Purchase                                                                                          $ -   $18,283,728.95
  7/9/2003    Sell           01/24/2003 5900 Shrs @ 6.7400                                             $ 991,136.44   $19,274,865.39
                             02/21/2003 5000 Shrs @ 6.7400
                             02/14/2003 15000 Shrs @ 6.7425
                             02/06/2003 2900 Shrs @ 6.7450
                             02/11/2003 4000 Shrs @ 6.7450
                             02/24/2003 300 Shrs @ 6.7450
                             02/18/2003 27800 Shrs @ 6.7485
                             02/14/2003 1500 Shrs @ 6.7500
                             02/04/2003 12600 Shrs @ 6.7526
  7/9/2003    Sell           02/04/2003 14300 Shrs @ 6.7526                                            $ 330,214.30   $19,605,079.69
                             02/12/2003 10700 Shrs @ 6.7536
  7/9/2003    Sell           02/12/2003 7600 Shrs @ 6.7536                                             $ 670,089.88   $20,275,169.57
                             02/26/2003 19700 Shrs @ 6.7543
                             02/13/2003 4000 Shrs @ 6.7575
                             01/29/2003 7700 Shrs @ 6.7593
                             01/22/2003 11800 Shrs @ 6.7614
  7/9/2003    Sell           02/24/2003 3300 Shrs @ 6.7199                                             $ 140,179.56   $20,415,349.13
                             02/06/2003 3000 Shrs @ 6.7300
                             02/11/2003 4200 Shrs @ 6.7306
 7/10/2003    Purchase                                                                                          $ -   $20,415,349.13
 7/10/2003    Sell           01/22/2003 8700 Shrs @ 6.7614                                            $1,185,267.99   $21,600,617.12
                             01/28/2003 13300 Shrs @ 6.7725
                             02/05/2003 7700 Shrs @ 6.7733
                             01/31/2003 9400 Shrs @ 6.7800
                             01/24/2003 50900 Shrs @ 6.7813
 7/10/2003    Sell           02/11/2003 11100 Shrs @ 6.7306                                            $ 147,835.35   $21,748,452.47
 7/10/2003    Sell           02/06/2003 15100 Shrs @ 6.7396                                            $ 199,957.22   $21,948,409.69
 7/10/2003    Purchase                                                                                          $ -   $21,948,409.69
 7/10/2003    Sell           02/11/2003 5800 Shrs @ 6.7306                                              $ 77,177.12   $22,025,586.81
 7/11/2003    Purchase                                                                                          $ -   $22,025,586.81
 7/11/2003    Sell           01/15/2003 1500 Shrs @ 6.8450                                             $ 261,152.70   $22,286,739.51
                             01/21/2003 18500 Shrs @ 6.8628
 7/11/2003    Sell           02/11/2003 4000 Shrs @ 6.7306                                             $ 997,883.99   $23,284,623.50
                             01/27/2003 19200 Shrs @ 6.7310
                             02/10/2003 2600 Shrs @ 6.7312
                             01/27/2003 1000 Shrs @ 6.7350
                             02/21/2003 15000 Shrs @ 6.7350
                             01/30/2003 27500 Shrs @ 6.7394
                             02/06/2003 6000 Shrs @ 6.7396
 7/11/2003    Purchase                                                                                          $ -   $23,284,623.50
 7/14/2003    Purchase                                                                                          $ -   $23,284,623.50
 7/14/2003    Sell           02/11/2003 10000 Shrs @ 6.7306                                            $ 133,285.00   $23,417,908.50
 7/14/2003    Sell           01/17/2003 7300 Shrs @ 6.9940                                             $ 993,556.11   $24,411,464.61
                             03/03/2003 400 Shrs @ 7.0450
                             01/16/2003 20900 Shrs @ 7.0459
                             02/27/2003 22900 Shrs @ 7.0803
                             03/04/2003 17500 Shrs @ 7.1247
                             03/03/2003 8600 Shrs @ 7.1389
 7/14/2003    Sell           01/21/2003 7900 Shrs @ 6.8628                                             $ 883,541.82   $25,295,006.43
                             02/03/2003 25800 Shrs @ 6.8677
                             01/31/2003 27200 Shrs @ 6.9690
                             01/17/2003 7100 Shrs @ 6.9940
 7/14/2003    Purchase                                                                                          $ -   $25,295,006.43
 7/14/2003    Sell           02/19/2003 600 Shrs @ 6.7186                                                $ 8,115.30   $25,303,121.73
 7/15/2003    Purchase                                                                                          $ -   $25,303,121.73
 7/15/2003    Sell           01/24/2003 5300 Shrs @ 6.7813                                             $ 880,618.71   $26,183,740.44
                             01/23/2003 41300 Shrs @ 6.7846
                             01/23/2003 10000 Shrs @ 6.7850
                             01/21/2003 10400 Shrs @ 6.8628
 7/16/2003    Purchase                                                                                          $ -   $26,183,740.44
 7/16/2003    Sell           03/03/2003 9100 Shrs @ 7.1389                                            $1,580,418.37   $27,764,158.81
                             02/28/2003 19200 Shrs @ 7.1778
                             03/05/2003 19800 Shrs @ 7.2960
                             01/31/2003 20000 Shrs @ 7.3000
                             03/06/2003 26500 Shrs @ 7.4332
                             03/07/2003 29100 Shrs @ 8.1199
                             03/10/2003 4200 Shrs @ 8.3692
 7/16/2003    Sell           02/06/2003 14800 Shrs @ 6.7396                                            $ 216,963.16   $27,981,121.97
                             01/24/2003 1600 Shrs @ 6.7400
 7/17/2003    Purchase                                                                                          $ -   $27,981,121.97
 7/17/2003    Purchase                                                                                          $ -   $27,981,121.97
 7/17/2003    Sell           03/10/2003 14500 Shrs @ 8.3692                                            $ 163,906.55   $28,145,028.52
 7/18/2003    Purchase                                                                                          $ -   $28,145,028.52
 7/18/2003    Sell           03/10/2003 500 Shrs @ 8.3692                                                $ 5,724.95   $28,150,753.47
 7/18/2003    Sell           03/10/2003 41400 Shrs @ 8.3692                                            $ 466,867.80   $28,617,621.27
 7/21/2003    Purchase                                                                                          $ -   $28,617,621.27
 7/21/2003    Purchase                                                                                          $ -   $28,617,621.27
 7/21/2003    Sell           04/09/2003 1300 Shrs @ 9.2429                                              $ 12,897.56   $28,630,518.83
 7/21/2003    Sell           03/10/2003 222 Shrs @ 8.3692                                              $ 124,591.45   $28,755,110.28
                             03/11/2003 10978 Shrs @ 8.4770
 7/21/2003    Sell           03/13/2003 5422 Shrs @ 9.0541                                             $ 329,094.23   $29,084,204.51
                             04/04/2003 26978 Shrs @ 9.1463
 7/22/2003    Purchase                                                                                          $ -   $29,084,204.51
 7/22/2003    Sell           04/09/2003 8068 Shrs @ 9.2429                                             $ 959,425.85   $30,043,630.36
                             03/17/2003 8900 Shrs @ 9.3089
                             04/08/2003 48500 Shrs @ 9.3095
                             03/19/2003 23500 Shrs @ 9.3309
                             04/07/2003 8532 Shrs @ 9.3477
 7/22/2003    Sell           03/26/2003 2100 Shrs @ 9.3537                                              $ 20,370.84   $30,064,001.20
 7/23/2003    Purchase                                                                                          $ -   $30,064,001.20
 7/23/2003    Sell           03/11/2003 11522 Shrs @ 8.4770                                            $ 163,563.89   $30,227,565.09
                             03/12/2003 3478 Shrs @ 8.6402
 7/23/2003    Sell           04/04/2003 18600 Shrs @ 9.1463                                            $ 188,284.08   $30,415,849.17
 7/23/2003    Sell           03/12/2003 20522 Shrs @ 8.6402                                           $1,301,032.78   $31,716,881.95
                             03/14/2003 17200 Shrs @ 9.0315
                             03/13/2003 87278 Shrs @ 9.0541
 7/24/2003    Sell           03/10/2003 43078 Shrs @ 8.3692                                            $ 487,522.34   $32,204,404.29

                                                                       TOTAL SHORT-SWING PROFIT      $32,204,404.29

                                    EXHIBIT B


                   VOTING AND TRANSFER RESTRICTION AGREEMENT

      This Voting and Transfer Restriction Agreement dated July 29, 2003 is by and among Esperion Therapeutics, Inc., a Delaware corporation (the "Company"), Scott Sacane ("Sacane"), Durus Capital Management, LLC and Durus Capital Management (NA), LLC (together, "Durus," and together with Sacane, referred to herein as the "Sacane Group").

                                    RECITALS

WHEREAS, as of the date hereof, the Sacane Group has reported that it is the beneficial owner (as such term is defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of 9,726,900 shares of the Company's common stock, par value $0.001 per share (the "Common Stock");

WHEREAS, the Sacane Group has acquired shares of Common Stock in an amount that would cause the Sacane Group to be an Acquiring Person, as such term is defined in the Company's Rights Agreement, dated April 18, 2002, and amended by Amendment No. 1 dated November 26, 2002 (the "Rights Agreement"), but for the good faith determination by the Company's Board of Directors that such acquisition of Common Stock was inadvertent and without any intention of changing or influencing control of the Company;

WHEREAS, the Board of Directors has determined in good faith to amend the Rights Agreement so as to exclude the Sacane Group from the definition of Acquiring Person unless and until the Sacane Group becomes the beneficial owner of more than 33% of the Company's outstanding Common Stock as set forth in the amended Rights Agreement; and

WHEREAS, the Company and the Sacane Group desire to establish in this Agreement certain conditions of the Sacane Group's relationship with the Company.

                                    AGREEMENT

NOW THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, hereby agree as follows:

                    Article I--Representations and Warranties

Section 1.01. Representations and Warranties of the Sacane Group. The Sacane Group represents and warrants to the Company, as of the date hereof, as follows:

      (a) The execution, delivery and performance by the Sacane Group of this Agreement and the consummation by the Sacane Group of the transactions contemplated by this Agreement are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Agreement constitutes a legal, valid and binding agreement of the Sacane Group enforceable against the Sacane Group in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity);

      (b) The execution, delivery and performance of this Agreement by the Sacane Group does not and will not contravene or conflict with or constitute a default under the Sacane Group's relevant formation and operating documents;

      (c) The Sacane Group "beneficially owns" (as such term is defined in Rule 13d-3 under the Exchange Act) 9,726,900 shares of Common Stock and neither the Sacane Group, nor any "Affiliate" or "Associate" (as such terms are defined in Rule 12b-2 under the Exchange Act), owns any other Voting Securities (as defined in Section 2.01); and

      (d) The Sacane Group has acquired beneficial ownership of the Voting Securities with a "passive intent" (as used in Rule 13d-1(c) under the Exchange
Act); that is, with no purpose, intent or effect of controlling the Company or changing or influencing the control of the Company, or in connection with or as a participant in any transaction having that purpose, intent or effect. The acquisition by the Sacane Group of beneficial ownership of more than 25% of the Company's outstanding Voting Securities was inadvertent.

Section 1.02. Representations and Warranties of the Company. The Company represents and warrants to the Sacane Group as follows:

      (a) As of the date hereof, the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This

Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

      (b) As of June 30, 2002, the Company had outstanding 29,480,766 shares of Common Stock.

                          Article II--Term of Agreement

Section 2.01. Term. The term (the "Term") of this Agreement shall commence on the date hereof and shall continue until the date on which the Sacane Group beneficially owns less than twenty percent (20%) of Company's outstanding Voting Securities. For purposes of this Agreement, the term "Voting Securities" shall mean any securities entitled to vote generally on matters required to be presented for a vote by the stockholders of the Company, or any direct or indirect rights or options to acquire any such securities or any securities convertible or exercisable into or exchangeable for such securities.

                  Article III--Voting and Standstill Provisions

Section 3.01. Restrictions on Voting Securities. For the Term of this Agreement, the Sacane Group agrees that any and all of the Voting Securities beneficially owned by the Sacane Group that represent more than 20% of the Company's outstanding Voting Securities shall be voted by the Sacane Group in proportion to the vote(s) cast by all of the other stockholders of the Company who beneficially own Voting Securities other than the Sacane Group.

Section 3.02. Restrictions on Certain Actions by the Sacane Group. Subject to
Article IV of this Agreement, during the Term, the Sacane Group covenants that it will not, and will cause each of its Affiliates and Associates not to, singly or as part of a partnership, limited partnership, syndicate or other group (as those terms are used in Section 13(d)(3) of the Exchange Act), directly or indirectly:

      (a) acquire beneficial ownership of more than 33% of the Company's outstanding Voting Securities;

      (b) make, or in any way participate in any "solicitation" of "proxies" to vote (as such terms are defined in Rule 14a-1 under the Exchange Act), solicit any consent or communicate with or seek to advise or influence any person or entity with respect to the voting of any Voting Securities or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to the Company;

      (c) form, join or encourage the formation of, any new "person" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any Voting Securities;

      (d) deposit any Voting Securities into a voting trust or, other than as set forth in this Agreement, subject any such Voting Securities to any arrangement or agreement with respect to the voting thereof;

      (e) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to the Company as described in Rule 14a-8 under the Exchange Act, or induce or attempt to induce any other person to initiate any stockholder proposal;

      (f) seek election to or seek to place a representative on the Board of Directors of the Company or, except with the approval of management of the Company, seek the removal of any member of the Board of Directors of the Company;

      (g) except with the approval of management of the Company, call or seek to have called any meeting of the stockholders of the Company;

      (h) act to seek or control, disrupt or influence the management, policies or affairs of the Company, except with the approval of management of the Company;

      (i) make any public announcement, public comment, public statement or public proposal whatsoever with respect to, any form of business combination transaction involving the Company, including, without limitation, a merger, exchange offer or liquidation of the Company's assets, or any restructuring, recapitalization or similar transaction with respect to the Company; or

      (j) instigate or encourage any third party to do any of the foregoing.

                        Article IV--Transfer Restrictions

Section 4.01. Transfer Restrictions.

      (a) For the Term of this Agreement, the Sacane Group covenants that, without the prior written consent of the Company, the amount of Voting Securities sold or otherwise disposed of by the Sacane Group or its Affiliates or Associates in any three-month period shall not exceed the greater of (a) one percent (1%) of the outstanding shares of Common Stock as shown by the most recent report or statement published by the Company; (b) the average weekly reported volume of trading in the Company's Common stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the notice required by Rule 144(h) under the Securities Act of 1933, as amended, or if no such notice is required, the date of receipt of the order to execute the transaction by the broker or the date of execution of the transaction directly with a market maker; or (c) the average weekly volume of trading in such securities reported through the consolidated transaction reporting system contemplated by Rule 11Aa3-1 under the Exchange Act during the four-week period specified in subsection (b) of this Section 4.01. Any transfers by members, partners or other such Affiliates or Associates of the Sacane Group of shares received by such persons from the Sacane Group or its Affiliates or Associates as a distribution shall be aggregated for the purposes of calculating the transfer limitations pursuant to this Section 4.01 for a period of two years after the date of the distribution.

      (b) The Sacane Group covenants that it will not transfer any shares of the Voting Securities that it beneficially owns before October 29, 2003.

Section 4.02. Reporting Obligations. The Sacane Group covenants to comply with all of the applicable reporting obligations under Section 13 of the Exchange Act and the rules promulgated thereunder and, as soon as reasonably practicable, the applicable reporting obligations under Section 16 of the Exchange Act and the rules promulgated thereunder. In addition, the Sacane Group covenants that it will deliver to the Company a copy of all beneficial ownership reports that are required to be filed pursuant to Sections 13 and 16 of the Exchange Act and the rules promulgated thereunder in accordance with the notice provisions herein, within three (3) business days of the date of the filing of such report with the Securities and Exchange Commission.

                            Article V--Miscellaneous

Section 5.01. Enforcement. The Sacane Group, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically its provisions in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or in equity.

Section 5.02. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated by such parties and may be amended only by an agreement in writing executed by both parties.

Section 5.03. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remaining provisions shall remain in full force and effect. It is declared to be the intention of the parties that they would have executed the remaining provisions without including any that may be declared unenforceable.

Section 5.04. Headings. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement.

Section 5.05. Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties, and each such executed counterpart will be an original instrument.

Section 5.06. Notices. All notice, requests, demands and other communications required or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, facsimile transmission or air courier guaranteeing overnight delivery:

                  (a) if to the Company, to:

                  Esperion Therapeutics, Inc.
                  3621 South State Street
                  695 KMS Place
                  Ann Arbor, Michigan  48108
                  Attention: General Counsel
                  Telephone: (734) 332-0506
                  Facsimile: (734) 622-8334

                  with copies to:

                  Linda Griggs, Esquire
                  Morgan, Lewis & Bockius LLP
                  1111 Pennsylvania Ave, N.W.
                  Washington, DC 20004
                  Telephone: (202) 739-3000
                  Facsimile: (202) 739-3001

or to other such person or address as the Company shall furnish to the Sacane Group in writing;

                  (b) if to the Sacane Group, to

                  Scott Sacane
                  c/o Durus Capital Management, LLC
                  20 Marshall Street
                  Suite 320
                  Norwalk, Connecticut 06854
                  Telephone:(203) 899-3100
                  Facsimile:(203) 899-3125

                  with copies to:
                  William Natbony, Esq.
                  Katten Muchin Zavis Rosenman
                  575 Madison Avenue
                  New York, New York 10022
                  Telephone: (212) 940-8930
                  Facsimile: (212) 940-8994

or to other such persons or address as the Sacane Group shall furnish to the Company in writing.

All notices, requests, demands and other communications shall be deemed to have been duly given; at the time of delivery by hand, if personally delivered; five
(5) business days after having been deposited in the mail, postage pre-paid, if mailed; when answered back, if telexed; when received acknowledged, if by facsimile; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

Section 5.07. Successors and Assigns. This Agreement shall inure to the benefit of any successor or assign of the Company.

Section 5.08. Governing Law. This Agreement will be governed and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

              [The remainder of the page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first referred to above.

                                            ESPERION THERAPEUTICS, INC.

                                            By: /s/ Roger S. Newton, Ph.D
                                                --------------------------------
                                            Name:  Roger S. Newton, Ph.D
                                            Title: President and Chief Executive
                                                   Officer

                                            /s/ Scott Sacane
                                            ------------------------------------
                                            Scott Sacane


                                            DURUS CAPITAL MANAGEMENT, LLC

                                            By:   /s/ Scott Sacane
                                                --------------------------------
                                            Name: Scott Sacane, Managing Member


                                            DURUS CAPITAL MANAGEMENT (NA), LLC

                                            By:   /s/ Scott Sacane
                                                --------------------------------
                                            Name: Scott Sacane, Managing Member

                                    EXHIBIT C


UNITED STATES DISTRICT COURT
DISTRICT OF CONNECTICUT
------------------------------------x
ESPERION THERAPEUTICS, INC.,        :
                                    :
                   Plaintiff,       :       Civil Case No.:  03: CV-1437 (SRU)
                                    :
v.                                  :
                                    :
DURUS LIFE SCIENCES MASTER          :
FUND, LTD., DURUS CAPITAL           :       STIPULATION OF DISMISSAL
MANAGEMENT, LLC, DURUS CAPITAL      :       WITH PREJUDICE
                                            --------------
MANAGEMENT (N.A.), LLC, AND         :
SCOTT SACANE                        :
                                    :
                    Defendants.     :
------------------------------------x

                  IT IS HEREBY STIPULATED AND AGREED, by and among Esperion Therapeutics, Inc., Durus Life Sciences Master Fund, Ltd., Durus Capital Management, LLC, Durus Capital Management (N.A.), LLC, and Scott Sacane, through their respective undersigned counsel, that this action, and all claims asserted in this action, shall be and hereby are dismissed with prejudice and without costs.
Dated: ____________________




                                   ESPERION THERAPEUTICS, INC.

                                   By:
                                      ------------------------------------

                                   Name:
                                        ----------------------------------

                                   Title:
                                         ---------------------------------

                                   Date:
                                        ----------------------------------



                                   DURUS LIFE SCIENCES MASTER FUND, LTD.

                                   By:
                                      ------------------------------------

                                   Name:
                                        ----------------------------------

                                   Title:
                                         ---------------------------------

                                   Date:
                                        ----------------------------------

                                   DURUS CAPITAL MANAGEMENT, LLC

                                   By:
                                      ------------------------------------

                                   Name:
                                        ----------------------------------

                                   Title:
                                         ---------------------------------

                                   Date:
                                        ----------------------------------



                                   DURUS CAPITAL MANAGEMENT (N.A.), LLC

                                   By:
                                      ------------------------------------

                                   Name:
                                        ----------------------------------

                                   Title:
                                         ---------------------------------

                                   Date:
                                        ----------------------------------



                                   SCOTT SACANE

                                   By:
                                      ------------------------------------

                                   Name:
                                        ----------------------------------

                                   Title:
                                         ---------------------------------

                                   Date:
                                        ----------------------------------





SO ORDERED this __ day of
_______ 2004

---------------------------
United States District Judge


                                        2